UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
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NEUROMETRIX, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NeuroMetrix, Inc.

4B Gill Street
Woburn, Massachusetts 01801
March 16, 2021
Dear Stockholder,
You are cordially invited to attend the 2021 Annual Meeting of Stockholders of NeuroMetrix, Inc. (the “Corporation”) to be held in a virtual format only on April 27, 2021, at 10:00 a.m., Eastern Time.
As a result of public health and travel guidance due to COVID-19, this year’s annual meeting will be conducted solely via live audio webcast on the internet. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by first registering at http://viewproxy.com/neurometrix/2021/htype.asp. You will not be able to attend the annual meeting in person.
The attached notice of annual meeting and proxy statement describe the business we will conduct at the annual meeting and provide information about us that you should consider when you vote your shares.
At the annual meeting, we will ask stockholders (i) to elect the persons nominated by the Board of Directors as Class II directors to serve until our 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal; (ii) to approve the Corporation’s Twelfth Amended and Restated 2004 Stock Option and Incentive Plan, which increases the number of shares of the Corporation’s common stock authorized for issuance thereunder by 500,000 shares; (iii) to approve the Corporation’s Fifth Amended and Restated 2010 Employee Stock Purchase Plan, which increases the number of shares of the Corporation’s common stock authorized for issuance thereunder by 150,000 shares and raises the plan’s annual increase to the lesser of 50,000 shares or 1% of the Corporation’s outstanding shares of common stock; and (iv) to ratify the selection of Moody, Famiglietti & Andronico, LLP as the Corporation’s independent auditors for fiscal 2021. Our Board of Directors recommends the approval of each of proposals (i) through (iv). Such other business will be transacted as may properly come before the annual meeting.
We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either virtually or by proxy. You may vote over the Internet as well as by telephone or by mail. Therefore, when you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.
Thank you for your ongoing support. We look forward to seeing you at our annual meeting.

Sincerely,
Shai N. Gozani, M.D., Ph.D.
Chairman, Chief Executive Officer and President

NeuroMetrix, Inc.
4B Gill Street
Woburn, Massachusetts 01801
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders:
The annual meeting of stockholders of NeuroMetrix, Inc., a Delaware corporation (the “Corporation”), will be held in a virtual format only on Tuesday, April 27, 2021, at 10:00 a.m., Eastern Time, for the purposes listed below. The virtual meeting via live audio webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by first registering at http://viewproxy.com/neurometrix/2021/htype.asp by 11:59 p.m. Eastern Time on April 22, 2021. You will receive a meeting invitation by email with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting. For further information about the virtual annual meeting, please see Important Information about the Annual Meeting and Voting beginning on page 1.
Purposes:
1.    to elect the persons nominated by the Board of Directors as Class II directors to serve until our 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal;
2.    to approve the Corporation’s Twelfth Amended and Restated 2004 Stock Option and Incentive Plan, which increases the number of shares of the Corporation’s common stock authorized for issuance thereunder by 500,000 shares;
3.    to approve the Corporation’s Fifth Amended and Restated 2010 Employee Stock Purchase Plan, which increases the number of shares of the Corporation’s common stock authorized for issuance thereunder by 150,000 shares and raises the plan’s annual increase to the lesser of 50,000 shares or 1% of the Corporation’s outstanding shares of common stock;
4.    to ratify the selection of Moody, Famiglietti & Andronico, LLP as the Corporation’s independent auditors for fiscal 2021; and
5.     to transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
Stockholders entitled to notice of and to vote at the meeting shall be determined as of the close of business on March 1, 2021, the record date fixed by our Board of Directors for such purpose. A list of stockholders of record will be available at the meeting and, during the ten days prior to the meeting, at the office of the Secretary at the above address.
All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.
By Order of the Board of Directors,
Shai N. Gozani, M.D., Ph.D.
Chairman, Chief Executive Officer and President
Woburn, Massachusetts
March 16, 2021

Stockholders are requested to sign the enclosed proxy card and return it in the enclosed stamped envelope by return mail.
—OR—
Stockholders may also complete a proxy via the Internet or by telephone in accordance with the instructions listed on the proxy card.

4

March 16, 2021
NeuroMetrix, Inc.
4B Gill Street
Woburn, Massachusetts 01801
781-890-9989
PROXY STATEMENT
This proxy statement, the attached notice of annual meeting of stockholders and the enclosed proxy card are being mailed to stockholders on or about March 16, 2021 and are furnished in connection with the solicitation of proxies by the Board of Directors of NeuroMetrix, Inc. (“NeuroMetrix”, “we”, “us”, or the “Corporation”) for use at our 2021 Annual Meeting of Stockholders to be held in a virtual format only on April 27, 2021, at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof. Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2020 annual report, which includes our financial statements for the fiscal year ended December 31, 2020.
We are holding the annual meeting virtually this year due to ongoing concerns about, and restrictions on, large public gatherings as a result of the COVID-19 pandemic.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON APRIL 27, 2021.
This proxy statement and our 2020 annual report to stockholders are available for viewing, printing and downloading at https://www.viewproxy.com/neurometrix/2021
Additionally, you can find a copy of our 2020 annual report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2020 on the website of the Securities and Exchange Commission, or the SEC, at https://www.sec.gov, or in the “Financials and Filings” section of the “Investor Relations” section of our website at https://www.neurometrix.com. You may also obtain a printed copy of our annual report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Attention: Secretary, NeuroMetrix, Inc, 4B Gill Street, Woburn, MA 01801. Exhibits will be provided upon written request and payment of an appropriate processing fee.
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Only common stockholders of record as of the close of business on March 1, 2021 will be entitled to vote at the meeting and any adjournments or postponements thereof. Our convertible preferred stock has no voting rights. As of that date, 3,796,147 shares of our common stock, $0.0001 par value per share (the “common stock”), were issued and outstanding. Each share outstanding as of the record date will be entitled to one vote, and stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder’s right to attend the meeting and vote, although the presence (without further action) of a stockholder at the annual meeting will not constitute revocation of a previously given proxy. Any stockholder delivering a proxy has the right to revoke it by either: (1) filing a written revocation with our Secretary at NeuroMetrix, Inc., 4B Gill Street, Woburn, Massachusetts 01801; (2) submitting a new proxy by telephone, Internet, or proxy card after the date of the previously submitted proxy; or (3) attending the meeting and voting by ballot at the annual meeting. Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.
Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote your shares in the manner you indicate. You may specify whether your shares should be voted for, against, or abstain with respect to proposals 1 through 4. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, or you have stock certificates registered in your name, you may vote:
1.By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.
2.By Internet or by telephone. Follow the instructions attached to the proxy card to vote by Internet or telephone.
3.Virtually at the meeting. If you attend the meeting, you may vote your shares electronically at the meeting by entering the 11-digit virtual control number found on your proxy card.

Telephone and Internet voting facilities for stockholders of record will be available 24-hours a day and will close at 11:59 p.m. Eastern Time on April 26, 2021.
If your shares are held in “street name” (held in the name of a bank, broker, or other nominee), you must provide the bank, broker, or other holder of record with instructions on how to vote your shares and can do so as follows:
1.By mail. Follow the instructions you receive from your broker or other nominee explaining how to vote your shares.
2.By Internet or by telephone. Follow the instructions you receive from your broker or other nominee to vote by Internet or telephone.
3.Virtually at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card, which you will need to register to attend the annual meeting. You will be assigned a virtual control number in order to vote your shares during the annual meeting. You will not be able to vote at the annual meeting unless you have a proxy card from your broker.

The representation virtually or by proxy of at least a majority of all shares of common stock issued, outstanding, and entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business. Abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received voting instructions from the beneficial owner. An automated system administered by our transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately.
Each of the persons named as proxies in the proxy is one of our officers. All properly executed proxies returned in time to be cast at the meeting will be voted. With respect to Proposal 1, the election of two Class II directors, any stockholder submitting a proxy has a right to withhold authority to vote for either of the nominees to the Board of Directors in the manner provided on the proxy. The stockholders will also act upon Proposal 2, to approve the Corporation’s Twelfth Amended and Restated 2004 Stock Option and Incentive Plan (the “Twelfth Amended and Restated 2004 Stock Plan”) which increases the number of shares of the common stock authorized for issuance thereunder by 500,000 shares, Proposal 3, to approve the Corporation’s Fifth Amended and Restated 2010 Employee Stock Purchase Plan (the “Fifth Amended and Restated 2010 Employee Stock Purchase Plan”) which increases the number of shares of the common stock authorized for issuance thereunder by 150,000 shares and raises the plan’s annual increase to the lesser of 50,000 shares or 1% of the Corporation’s outstanding shares of common stock, and Proposal 4, to ratify the selection of Moody, Famiglietti & Andronico, LLP as the Corporation’s independent auditors for fiscal 2021.

If your shares are registered in your name, they will not be counted if you do not vote as described above. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other holder of record that holds your shares, the bank, broker or other holder of record will have the authority to vote your unvoted shares only on proposal 4 even if it does not receive instructions from you. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote”.
The following sets forth the vote required to approve each proposal and how votes are counted:

Proposal 1: Election of Director	The nominees to serve as Class II directors who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from either of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the outcome of the election of the nominees.
Proposal 2: Approve Corporation’s Twelfth Amended and Restated 2004 Stock Plan
The affirmative vote of a majority of the votes cast for or against this proposal is required to approve the Corporation’s Twelfth Amended and Restated 2004 Stock Plan which increases the number of shares of the common stock authorized for issuance thereunder by 500,000 shares, thereby increasing the total reserved shares under the Twelfth Amended and Restated 2004 Stock Plan from 439,980 shares to 939,980 shares. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Approve Corporation’s Fifth Amended and Restated 2010 Employee Stock Purchase Plan	The affirmative vote of a majority of the votes cast for or against this proposal is required to approve the Corporation’s Fifth Amended and Restated 2010 Employee Stock Purchase Plan which increases the number of shares of the common stock authorized for issuance thereunder by 150,000 shares, thereby increasing the total reserved shares under the Fifth Amended and Restated 2010 Employee Stock Purchase Plan from 24,487 shares to 174,487 shares, and raises the plan’s annual increase to the lesser of 50,000 shares or 1% of the Corporation’s outstanding shares of common stock. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Proposal 4: Ratify Selection of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the votes cast for or against this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Moody, Famiglietti & Andronico, LLP as our independent registered public accounting firm for 2021, our Audit Committee of our Board of Directors will reconsider its selection.

If you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for the election of the director nominees (Proposal 1 of this proxy statement). Your bank, broker, or other nominee no longer has the ability to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank, broker, or other holder of record how to vote in the election of the director nominees, no votes will be cast on this proposal on your behalf. In addition, your bank, broker or other holder of record will not have discretion to vote uninstructed shares on the Twelfth Amended and Restated 2004 Stock Plan (Proposal 2 of this proxy statement) and will not have discretion to vote uninstructed shares on the Fifth Amended and Restated 2010 Employee Stock Purchase Plan (Proposal 3 of this proxy statement). Your bank, broker, or other holder of record does, however, continue to have discretion to vote any uninstructed shares on the ratification of the selection of our independent registered public accounting firm (Proposal 4 of this proxy statement).
The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote may be properly taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as proxies in the proxy.
The preliminary voting results will be announced at the annual meeting, and we will publish preliminary results, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
Electronic Delivery of Future Stockholder Communications
Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.
If you are a stockholder of record, you can choose this option and save the Corporation the cost of producing and mailing these documents by going to https://www.astfinancial.com, accessing your account information and following the instructions provided.

BOARD MATTERS AND CORPORATE GOVERNANCE
Board of Directors
Our amended and restated certificate of incorporation, as amended, provides for a classified board of directors consisting of three staggered classes of directors (Class I, Class II and Class III). The members of each class of our Board of Directors serve for staggered three-year terms, with the terms of Class I, Class II and Class III directors expiring upon the election and qualification of directors at the annual meetings of stockholders to be held in 2023, 2021 and 2022, respectively. As of the date that this proxy statement was mailed to stockholders:
1.Class I is vacant until such time as a nominee is appointed by the Board;
2.our Class II directors are Shai N. Gozani, M.D., Ph.D., and David Van Avermaete; and
3.our Class III directors are David E. Goodman, M.D. and Nancy E. Katz.
Our Board of Directors has determined that Dr. Goodman, Ms. Katz, and Mr. Van Avermaete are independent directors for purposes of the corporate governance rules contained in the Nasdaq Marketplace Rules, or the Nasdaq rules. In making the independence determination with respect to these directors, our Board of Directors has considered the materiality of any relationship that each of our directors has with us. Our Board of Directors held 6 meetings during 2020. During 2020, all our directors attended more than 75% of the aggregate of (i) the total number of meetings of our Board of Directors and (ii) the total number of meetings held by any committees of our Board of Directors on which such director served.
Our Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.
Board Committees and Meetings
Audit Committee
Our Board of Directors currently has an Audit Committee consisting of Dr. Goodman, Chairman, Ms. Katz, and Mr. Van Avermaete. The Audit Committee operates pursuant to a charter that was approved by our Board of Directors, a current copy of which is available on our website at https://www.neurometrix.com under the heading “Investor Relations” and subheading “Corporate Governance”. The role and responsibilities of our Audit Committee are set forth in the Audit Committee’s written charter and include, among other functions, assisting the Board of Directors in overseeing the operation of a comprehensive system of internal controls covering the integrity of our financial statements and reports, compliance with laws, regulations and corporate policies, and the qualifications, performance and independence of our registered public accounting firm. Dr. Goodman, Ms. Katz, and Mr. Van Avermaete are all “independent” as that term is defined in the rules of the SEC and the applicable Nasdaq rules relating to audit committee members. Our Board of Directors has concluded that Dr. Goodman qualifies as an “audit committee financial expert” as such term is defined in SEC rules. The Audit Committee held four meetings during 2020. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.
Compensation Committee
Our Board of Directors has a Compensation Committee consisting of Dr. Goodman and Mr. Van Avermaete. Dr. Goodman and Mr. Van Avermaete are “independent directors” as that term is defined in the Nasdaq rules. The Compensation Committee operates pursuant to a charter that was approved by our Board of Directors, a current copy of which is available on our website at https://www.neurometrix.com under the heading “Investor Relations” and subheading “Corporate Governance.” The role and responsibilities of our Compensation Committee are set forth in the Compensation Committee’s written charter and include, among other functions, having direct responsibility for the oversight of all the compensation plans, policies, and programs of the Corporation in which the directors and executive officers participate, and certain other incentive and equity plans in which all other employees of the Corporation participate. The Compensation Committee held one meeting in 2020. Other Compensation Committee matters were addressed during meetings of the full Board of Directors.
The Compensation Committee typically meets at least two times each year in connection with the consideration and determination of executive compensation. Depending on the nature of the matter to be discussed, these meetings may occur at regularly scheduled times or may be special meetings. Specific agenda items are typically determined by the members of the Compensation Committee and our Chief Executive Officer. The Compensation Committee has the authority to determine all compensation payable to our executive officers. For annual and other compensation decisions, our Chief Executive Officer typically provides detailed information to the Compensation Committee regarding the performance of our executive officers, to the extent relevant, and makes detailed recommendations to the Compensation Committee regarding the compensation of all executive officers, excluding his own. The Compensation Committee also considers the result of the most recent shareholder advisory vote on executive compensation. The Compensation Committee ultimately made all determinations regarding compensation payable to our executive officers throughout the year.
The Compensation Committee typically utilizes an incentive compensation plan for management. This plan employs quantitative metrics established early in the fiscal year in developing a corporate performance rating. The Compensation Committee has established a process for annual assessment of corporate performance which is the foundation for decisions regarding bonus payments to executive officers. Metrics are established following approval by the Board of Directors of the annual operating budget. These are monitored quarterly during the year and assessed after the end of the year. The Compensation Committee evaluates performance against these metrics and applies judgment in arriving at an overall corporate performance rating or “factor”. In concept, the management bonus pool is activated by achievement of a single threshold or “gating” metric. Following activation, value is then created within the pool by achievement toward specific performance metrics. During 2020, as the Company continued to focus on restructuring the business for sustainability and future growth, the Compensation Committee did not establish incentive compensation goals and did not create a 2020 management bonus pool.

The Compensation Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities. The Compensation Committee relied upon informal inquiries of the Corporation’s Human Resources Consultant with respect to 2020 salaries and equity awards, bonus opportunities and bonus determinations.
The Compensation Committee also typically reviews our director compensation on at least an annual basis. Our Chief Executive Officer may make recommendations to the Compensation Committee regarding director compensation.
Nominating and Corporate Governance Committee
Our Board of Directors currently has a Nominating and Corporate Governance Committee consisting of Mr. Van Avermaete and Ms. Katz. Mr. Van Avermaete and Ms. Katz are “independent directors” as that term is defined in the Nasdaq rules. The Nominating and Corporate Governance Committee operates pursuant to a charter that was approved by our Board of Directors, a current copy of which is available on our website at https://www.neurometrix.com under the heading “Investor Relations” and subheading “Corporate Governance”. The role and responsibilities of our Nominating and Corporate Governance Committee are set forth in the Nominating and Corporate Governance Committee’s written charter and include, among other functions, providing leadership in shaping the corporate governance of the Corporation, leading the Board of Directors in its annual review of the Board’s performance, assisting the Board by identifying individuals, consistent with the Board’s criteria, who are qualified to become Board members, recommending to the Board the director nominees for the next annual meeting of shareholders or for filling newly created directorships resulting from an increase in the size of the Board or vacancies, and recommending to the Board director nominees for each committee. The Nominating and Corporate Governance Committee did not meet separately during 2020. Nominating and Corporate Governance Committee matters were addressed during meetings of the full Board of Directors.
Policy Governing Director Attendance at Annual Meetings
The Board of Directors has adopted a policy that all directors are expected to attend our annual meetings of stockholders in person, unless doing so is impracticable due to unavoidable conflicts. All of our current directors in office at the time of the 2020 Annual Meeting of Stockholders were in attendance in person or via conference call.
Policies Governing Director Nominations
Securityholder Recommendations
The Nominating and Corporate Governance Committee’s current policy with regard to the consideration of director candidates recommended by securityholders is that it will review and consider any director candidates who have been recommended by one or more of our stockholders entitled to vote in the election of directors in compliance with the procedures established from time to time by the Nominating and Corporate Governance Committee. All securityholder recommendations for director candidates must be submitted to our Secretary at 4B Gill Street, Woburn, Massachusetts 01801, who will forward all recommendations to the Nominating and Corporate Governance Committee. All securityholder recommendations for director candidates for our 2022 annual meeting of stockholders must be submitted to our Secretary on or before November 15, 2021 and must include the following information:
1.the name and address of record of the stockholder;
2.a representation that the securityholder is a record holder of our stock entitled to vote in the election of directors, or if the securityholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”);
3.the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;
4.the names of other public companies in which such person holds or has held directorships during the past five years;
5.a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board of Directors from time to time;
6.a description of all arrangements or understandings between the securityholder and the proposed director candidate;
7.the consent of the proposed director candidate (1) to be named in the proxy statement relating to our annual meeting of stockholders and (2) to serve as a director if elected at such annual meeting; and
8.any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission.

Board Membership Criteria
The Nominating and Corporate Governance Committee has established criteria for Board membership. These criteria include the following specific, minimum qualifications that the Nominating and Corporate Governance Committee believes must be met by a Nominating and Corporate Governance Committee-recommended nominee for a position on the Board of Directors. The nominee must have high personal and professional integrity, must have demonstrated exceptional ability and judgment, and must be expected, in the judgment of the Nominating and Corporate Governance Committee, to be highly effective, in conjunction with the other nominees to the Board of Directors, in collectively serving the interests of our company and stockholders. In addition to the minimum qualifications for each nominee set forth above, the Nominating and Corporate Governance Committee will recommend that the Board of Directors select persons for nomination to help ensure that:
1.the Board of Directors will be comprised of a majority of “independent directors” in accordance with the Nasdaq rules;
2.each of our Audit, Compensation, and Nominating and Corporate Governance Committees shall be comprised entirely of independent directors;
3.each member of our Audit Committee is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement; and
4.at least one member of the Audit Committee has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

Finally, in addition to any other standards the Nominating and Corporate Governance Committee may deem appropriate from time to time for the overall structure and composition of the Board of Directors, the Nominating and Corporate Governance Committee, when recommending that the Board of Directors select persons for nomination, may consider diversity among its members and whether the nominee has direct experience in the industry or in the markets in which we operate. The Nominating and Corporate Governance Committee strives where appropriate to achieve a diverse balance of professional expertise and backgrounds, including expertise in finance, operations, and strategy and backgrounds in health care, medical devices, and other industries.
The Nominating and Corporate Governance Committee will recommend to the Board of Directors the nomination of the director candidates who it believes will, together with the existing Board members and other nominees, best serve our interests and the interests of our stockholders.
Identifying and Evaluating Nominees
The Nominating and Corporate Governance Committee may solicit recommendations for director nominees from any or all of the following sources: non-management directors, the Chief Executive Officer, other executive officers, third-party search firms, or any other source it deems appropriate. The Nominating and Corporate Governance Committee will review and evaluate the qualifications of any proposed director candidate that it is considering or that has been recommended to it by a securityholder in compliance with the Nominating and Corporate Governance Committee’s procedures for that purpose, and conduct inquiries it deems appropriate into the background of these proposed director candidates. In identifying and evaluating proposed director candidates, the Nominating and Corporate Governance Committee may consider, in addition to the minimum qualifications and other criteria for Board membership approved by the Nominating and Corporate Governance Committee from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of each proposed director candidate, his or her depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board of Directors. Based on these considerations, the Nominating and Corporate Governance Committee will recommend to the Board of Directors the nomination of the director candidates who it believes will, together with the existing Board members and other nominees, best serve the interests of our company and stockholders. The Nominating and Corporate Governance Committee will evaluate proposed director candidates who have been recommended by securityholders in compliance with the policies and procedures established by the Nominating and Corporate Governance Committee in the same manner as all other proposed director candidates being considered by the Nominating and Corporate Governance Committee, with no regard to the source of the initial recommendation of such proposed director candidate.
Board Leadership Structure
The positions of chairman of the Board and chief executive officer of the Corporation have historically been combined, and Dr. Gozani currently holds both positions. We believe this Board leadership structure is appropriate because of the efficiencies achieved in having the role of chief executive officer and chairman combined, and because the detailed knowledge of our day-to-day operations and business that the chief executive officer possesses greatly enhances the decision-making processes of the Board of Directors as a whole. We have a strong governance structure in place, including independent directors, to ensure the powers and duties of the dual role are handled responsibly. Furthermore, consistent with Nasdaq listing requirements, the independent directors regularly have the opportunity to meet in executive sessions without Dr. Gozani in attendance. We do not have a lead independent director.
Board’s Role in Risk Oversight
Management is responsible for managing the risks that we face. The Board of Directors is responsible for overseeing management’s approach to risk management that is designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. The involvement of the full Board in reviewing our strategic objectives and plans is a key part of the Board’s assessment of management’s approach and tolerance to risk. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. In setting our business strategy, our Board assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for us. Our Board’s role in risk oversight has not, to date, had any effect on the Board’s leadership structure.
While the Board of Directors has ultimate oversight responsibility for overseeing management’s risk management process, the Audit Committee and Compensation Committee assist the Board of Directors in fulfilling that responsibility. The Audit Committee assists the Board of Directors in its oversight of risk management in the areas of financial reporting, internal controls, and compliance with legal and regulatory requirements, and the Compensation Committee assists the Board of Directors in its oversight of the evaluation and management of risks related to our compensation policies and practices.
Communications with the Board
If you wish to communicate with any of our directors or the Board of Directors as a group, you may do so by writing to them at Name(s) of Director(s)/Board of Directors of NeuroMetrix, Inc., c/o Secretary, NeuroMetrix, Inc., 4B Gill Street, Woburn, Massachusetts 01801.
We recommend that all correspondence be sent via certified U.S. Mail, return receipt requested. All correspondence received by the Secretary will be forwarded by the Secretary promptly to the addressee(s).
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. A current copy of the Code of Business Conduct and Ethics is available on our website at https://www.neurometrix.com under the heading “Investor Relations” and subheading “Corporate Governance,” and we intend to disclose on this website any amendment to, or waiver of, any provision of the Code of Business Conduct and Ethics applicable to our directors or executive officers that would otherwise be required to be disclosed under SEC rules or, to the extent permitted, by Nasdaq rules. A current copy of the Code of

Business Conduct and Ethics may also be obtained, without charge, upon written request directed to us at: NeuroMetrix, Inc., 4B Gill Street, Woburn, Massachusetts 01801, Attention: Compliance Officer.

PROPOSAL 1: ELECTION OF DIRECTORS
Introduction
We have two Class II directors with terms expiring at our 2020 Annual Meeting of Stockholders: Shai N. Gozani, M.D., Ph.D. and David Van Avermaete. Our Board of Directors has nominated and recommends that Shai N. Gozani, M.D., Ph.D. and David Van Avermaete be re-elected as Class II directors, to hold office until our 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. Dr. Gozani and Mr. Van Avermaete have indicated their willingness to serve, if elected; however, should either nominee become unable or unwilling to serve, the proxies will be voted for the election of a substitute nominee recommended by our Board of Directors.
Vote Required
Directors are elected by a plurality of the votes cast by stockholders entitled to vote. This means that the person receiving the highest number of “FOR” votes will be elected as director. Votes may be cast for or withheld from a nominee. Broker non-votes and votes that are withheld are not included in the number of votes cast and will have no effect on the outcome of the election of the nominees.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES, Shai N. Gozani, M.D., Ph.D. and David Van Avermaete, AND PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE NOMINEES UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.
Information Regarding the Directors and Executive Officers
The following table and biographical descriptions set forth certain information with respect to each continuing director who is not standing for election, and the executive officers who are not directors, based on information furnished to us by the directors, and executive officers, as of March 1, 2021.

Name	Age	Position
Shai N. Gozani, M.D., Ph.D.	56	Chairman of the Board, Chief Executive Officer, President and Secretary
Thomas T. Higgins	69	Senior Vice President, Chief Financial Officer and Treasurer
David E. Goodman, M.D. (1) (2)	64	Director
Nancy E. Katz (1) (3)	61	Director
David Van Avermaete (1) (2) (3)	69	Director

(1)    Member of Audit Committee.
(2)    Member of Compensation Committee.
(3)    Member of Nominating and Corporate Governance Committee.

Directors Nominated for Election at the Annual Meeting
Shai N. Gozani, M.D., Ph.D. founded our company in 1996 and currently serves as Chairman of our Board of Directors and as our President, Chief Executive Officer and Secretary. Since founding our company in 1996, Dr.

Gozani has served in a number of positions at our company including Chairman since 1996, President from 1996 to 1998 and from 2002 to the present, Chief Executive Officer since 1997 and Secretary since July 2008. Dr. Gozani holds a B.A. in computer science, an M.S. in Biomedical Engineering and a Ph.D. in Neurobiology, from the University of California, Berkeley. He also received an M.D. from Harvard Medical School and the Harvard-M.I.T. Division of Health Sciences at M.I.T. Prior to forming our company, Dr. Gozani completed a neurophysiology research fellowship in the laboratory of Dr. Gerald Fischbach at Harvard Medical School. Dr. Gozani has published articles in the areas of basic and clinical neurophysiology, biomedical engineering and computational chemistry. The Board has concluded that Dr. Gozani should serve as a director because Dr. Gozani’s extensive knowledge of engineering and neurophysiology, combined with the unique understanding of our technology and business he has gained as our founder and as a key executive, provides invaluable insight to our Board and to the entire organization.
David Van Avermaete has served as a member of our Board of Directors since September 2013. Since January 2015, Mr. Van Avermaete has served as President of Inject Safe Technologies, a privately held company that has developed a bandage specifically designed to support injections. From April 2004 to February 2013, Mr. Van Avermaete served as Chief Executive Officer of VeraLight, Inc., a medical device company he founded, that focuses on non-invasive screening for type 2 diabetes. From 2000 to 2004, Mr. Van Avermaete served as Senior Vice President Non-Invasive Technology of InLight Solutions, a Johnson & Johnson company focused on transformational technology in the diabetes field. From 1998 to 2000, Mr. Van Avermaete served as U.S. President of the LifeScan division of Johnson & Johnson and, from 1990 to 1998, in various senior level positions at LifeScan concentrating in sales and marketing. Previously, Mr. Van Avermaete served as Vice President Sales and Marketing at Biotope, Director of Marketing at Roche Diagnostics, and Director of Marketing and Sales at Syntex Medical Diagnostics. Mr. Van Avermaete received a Master of Business Administration and a Master of Science Degree in Microbiology from the University of Arizona and a Bachelor of Science Degree in medical technology and chemistry from Ball State University. The Board has concluded that Mr. Van Avermaete should serve as a director because his executive level experience in the medical device and diabetes field, as well as in entrepreneurial ventures, provides the Board with a valuable perspective in commercializing medical device products.
Directors Whose Terms Extend Beyond the Annual Meeting
David E. Goodman, M.D., M.S.E. has served as a member of our Board of Directors since June 2004. Since 2013, Dr. Goodman has been running his own independent primary care medical practice where he also manages the care of first responders (police, fire, EMS) injured in the line of duty. From 2013-2016, Dr. Goodman has served as CEO of FeetFirst, a technology-focused healthcare services company he co-founded that is committed to preventing the devastating and expensive microvascular complications of diabetes. From 2014 - 2016, Dr. Goodman served as a director of Xtant Medical (OTC QX: BONE), a comprehensive supplier of orthopedic and spine surgery products. From 2012 – 2015, Dr. Goodman served as CMO of FirstVitals, a healthcare services company focused on wellness and prevention. Since 2011, Dr. Goodman has also served as an independent consultant. During 2010, Dr. Goodman served as President and Chief Executive Officer of SEDline, Inc., a research-focused company with the mission to expand the scope and applications for neuromonitoring. From 2008 to 2009, Dr. Goodman served as Executive Vice President of Business Development for Masimo Corporation, a manufacturer of non-invasive patient monitors. From 2006 to 2008, Dr. Goodman served as an independent consultant providing product design, regulatory and analytical consulting services to medical device and biopharmaceutical companies and also served in this capacity from 2003 to 2004 and from 2001 to 2002. From 2005 to 2006, Dr. Goodman served as President and Chief Executive Officer of BaroSense, Inc., a medical device company focused on developing minimally invasive devices for the long-term treatment of obesity. From 2004 to 2005, Dr. Goodman served as President and Chief Executive Officer of Interventional Therapeutic Solutions, Inc., an implantable drug delivery systems company. From 2002 to 2003, Dr. Goodman served as Chairman, President and Chief Executive Officer of Pherin Pharmaceuticals, a pharmaceutical discovery and development company.

From 1994 to 2001, Dr. Goodman held various positions, including Chief Executive Officer, Chief Medical Officer and director, for LifeMasters Supported SelfCare, Inc., a disease management services company that Dr. Goodman founded. Dr. Goodman also served as a director of Sound Surgical Technologies LLC, a private manufacturer of aesthetic surgical tools from 2011 until its acquisition by Solta Medical (Nasdaq:SLTM) in 2013. Dr. Goodman holds a B.A.S. in applied science and bioengineering and a M.S.E. in bioengineering from the University of Pennsylvania. He also received an M.D. from Harvard Medical School and the Harvard-M.I.T. Division of Health Sciences and Technology. Dr. Goodman holds 22 issued and pending patents and is a practicing physician with licenses in California and Hawaii. The Board has concluded that Dr. Goodman should serve as a director because Dr. Goodman’s medical and engineering background and his many years of executive experience in the medical device industry provide important experience and expertise to the Board.
Nancy E. Katz has served as a member of our Board of Directors since December 2010. From May 2011 to August 2014, Ms. Katz served as Vice President, Consumer Marketing at Medtronic, Inc., a medical technology company. From July 2005 to July 2010, Ms. Katz was Senior Vice President, Bayer Diabetes Care — North America. Prior to this position, she was President and Chief Executive Officer of Calypte Biomedical Corporation, a manufacturer of HIV diagnostics, President of Zila Pharmaceutical, Inc., a manufacturer of oral care products, and held senior marketing positions with the Lifescan division of Johnson & Johnson (blood glucose diabetes products), Schering-Plough Healthcare Products, and with American Home Products. Since October 2016, Ms. Katz has served on the Board of Directors of Cyanotech Corporation (Nasdaq: CYAN). She has previously served on the Boards of Directors of Neoprobe Corporation (AMEX: NEOP), Calypte Biomedical Corporation, LXN Corporation and Pepgen Corporation. She received a B.S. in business from the University of South Florida. The Board has concluded that Ms. Katz should serve as a director because her experience in diabetes care and marketing into the diabetes sector provides valuable insight to the Board and management in our diabetes strategy.
Executive Officers Who are Not Directors
Thomas T. Higgins has served as our Senior Vice President, Chief Financial Officer and Treasurer since September 2009. Prior to joining NeuroMetrix, from January 2005 to March 2008, Mr. Higgins was Executive Vice President and Chief Financial Officer at Caliper Life Sciences, Inc., a provider of technology and services for life sciences research. Before Caliper, Mr. Higgins was Executive Vice President, Operations and Chief Financial Officer at V.I. Technologies, Inc. (Vitex), a biotechnology company addressing blood safety. Before Vitex, Mr. Higgins served at Cabot Corporation in various senior finance and operations roles. His last position at Cabot was President of Distrigas of Massachusetts Corporation, a subsidiary involved in the liquefied natural gas business, and prior to that he was Vice President and General Manager of Cabot’s Asia Pacific carbon black operations. Before joining Cabot, Mr. Higgins was with PricewaterhouseCoopers where he started his career. Mr. Higgins holds a BBA with honors from Boston University.
DIRECTORS’ COMPENSATION
As of December 31, 2020, the non-employee members of our Board of Directors were entitled to receive annual cash compensation in the amount of $15,000 for service as a member of our Board of Directors, which is paid in four quarterly installments. In addition, these non-employee directors were entitled to receive $2,000 for each board or committee meeting that they attend, provided that they are not entitled to additional compensation for attending committee meetings that occur on the same day as a board meeting which they attend. This cash compensation is in addition to any stock options or other equity compensation that we determine to grant to our directors. Dr. Gozani, the only member of our Board of Directors who is also an employee, is not separately compensated for his service on our Board of Directors.

In addition to the compensation described above, we reimburse all non-employee directors for their reasonable out-of-pocket expenses incurred in attending meetings of our Board of Directors or any committees thereof.
The following table shows compensation information with respect to services rendered to us in all capacities during the fiscal year ended December 31, 2020 for each non-employee member of the Board of Directors.
Director Compensation Table — 2020

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total Compensation ($)
David E. Goodman, M.D. (1)	38,750	—	38,750
Nancy E. Katz (2)	33,000	—	33,000
Timothy R. Surgenor (3)	9,750	—	9,750
David Van Avermaete (4)	31,000	—	31,00

(1)    As of December 31, 2020, Dr. Goodman held options to purchase 1,692 shares of common stock, 1,488 of which were vested.
(2)    As of December 31, 2020, Ms. Katz held options to purchase 1,692 shares of common stock, 1,488 of which were vested.
(3)    Mr. Surgenor’s term as a director expired on April 28, 2020. As of December 31, 2020, Mr. Surgenor held no options to purchase shares of common stock.
(4)    As of December 31, 2020, Mr. Van Avermaete held options to purchase 1,723 shares of common stock, 1,519 of which were vested.

COMPENSATION OF EXECUTIVE OFFICERS
Summary of Executive Compensation
The following table sets forth the total compensation paid or accrued during the fiscal years ended December 31, 2020 and 2019 to (i) our Chief Executive Officer, and (ii) our next most highly compensated executive officer who earned more than $100,000 during the fiscal year ended December 31, 2020 and served as executive officer as of such date (we refer to these individuals as the “named executive officers”). As of December 31, 2020, we had one executive officer in addition to our Chief Executive Officer:
Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards (1) ($)	All Other Compensation ($)	Total ($)
Shai N. Gozani, M.D. Ph.D. Chairman of the Board, Chief Executive Officer, President and Secretary	2020	35,779	—	145,634	—	181,413
	2019	422,200	—	352,830	—	775,030
Thomas T. Higgins Senior Vice President, Chief Financial Officer and Treasurer	2020	150,000	—	87,380	—	237,380
	2019	325,000	—	176,415	—	501,415

(1)These amounts include the aggregate grant date fair value for option awards granted during fiscal years 2020 and 2019 computed in accordance with FASB ASC Topic 718. The amount of each grant is set forth below under “Discussion of Summary Compensation Table — Long-Term Incentive Compensation.” A discussion of the assumptions used in determining grant date fair value may be found in Note 3 to our Financial Statements, included in our Annual Report on Form 10-K for fiscal year 2020.

Discussion of Summary Compensation Table

The compensation paid to the named executive officers may include salary, cash incentive compensation, and equity incentive compensation. The terms of employment agreements that we have entered into with our named executive officers are described below under “Employment Agreements and Potential Payments upon Termination or Change-in-Control.”
Cash Compensation
We pay our executive officers a base salary which we review and determine annually. On December 29, 2019, the Compensation Committee approved a grant of stock options and a reduction in cash compensation for certain of our executive officers. Accordingly, for 2020, the base salaries for our executive officers were Dr. Gozani —$35,779 and Mr. Higgins —$150,000. On December 30, 2020, the Compensation Committee approved new employment agreements for our named executive officers. Effective as of January 1, 2021, Dr. Gozani’s annual base salary of $415,000 will be paid in a combination of cash and either shares of the common stock or stock options.

During 2021, Dr. Gozani’s cash compensation will be at the amount required to meet employment standards of the Commonwealth of Massachusetts and the employee’s share of medical and other insurance benefits. These are currently estimated to total approximately $35,000. Equity compensation will provide the remainder of Dr. Gozani’s base salary, in the approximate amount of $380,000, valued based on a Black-Scholes pricing model. Mr. Higgins’ annual base salary of $325,000 will be paid in a combination of cash and either shares of common stock or stock options. During 2021, Mr. Higgins’ cash compensation will be $200,000 and equity compensation will provide the remainder of his base salary, in the amount of $125,000, valued based on a Black-Scholes pricing model.
Bonus Payments
In 2020, each executive officer had an annual bonus target which is expressed as a percentage of base salary. For 2020, executive officer bonus targets as a percentage of base salary were as follows: Dr. Gozani — 62.5% and Mr. Higgins — 50%.
The Compensation Committee has established a process for annual assessment of corporate performance which is the foundation for decisions regarding bonus payments to executive officers. Metrics are established following approval by the Board of Directors of the annual operating budget. These are monitored quarterly during the year and assessed after the end of the year. The Compensation Committee evaluates performance against these metrics and applies judgment in arriving at an overall corporate performance rating or “factor”. In concept, the management bonus pool is activated by achievement of a single threshold or “gating” metric. Following activation, value is then created within the pool by achievement toward specific performance metrics. During 2020, as the Company continued to focus on restructuring the business for sustainability and future growth, the Compensation Committee did not establish incentive compensation goals and did not create a 2020 management bonus pool.

Long-Term Incentive Compensation
We grant long-term equity incentive awards in the form of stock options and restricted shares to executives as part of our total compensation package. On December 29, 2019, the Compensation Committee approved a reduction in cash compensation and a grant of stock options to certain of our executive officers under our 2004 Stock Plan in the following amounts: Dr. Gozani — 100,000 options; and Mr. Higgins — 50,000 options. These stock options expire on December 29, 2029 and vest quarterly over one year from the date of grant. On October 27, 2020, the Compensation Committee approved a grant of stock options to our executive officers under our 2004 Stock Plan in the following amounts: Dr. Gozani — 125,000 options; and Mr. Higgins — 75,000 options. These stock options expire on October 27, 2030 and vest quarterly over one year from the date of grant.
On December 30, 2020, the Compensation Committee approved new employment agreements for our named executive officers. Effective as of January 1, 2021, Dr. Gozani’s annual base salary of $415,000 will be paid in a combination of cash and either shares of the common stock or stock options. During 2021, Dr. Gozani’s cash compensation will be at the amount required to meet employment standards of the Commonwealth of Massachusetts and the employee’s share of medical and other insurance benefits. These are currently estimated to total approximately $35,000. Equity compensation will provide the remainder of Dr. Gozani’s base salary, in the approximate amount of $380,000, valued based on a Black-Scholes pricing model. Mr. Higgins’ annual base salary of $325,000 will be paid in a combination of cash and either shares of common stock or stock options. During 2021, Mr. Higgins’ cash compensation will be $200,000 and equity compensation will provide the remainder of his base salary, in the amount of $125,000, valued based on a Black-Scholes pricing model.
Generally, to the extent vested, each stock option is exercisable during the term of the option while the grantee is employed by us and for a period of three months thereafter, unless such termination is upon death or disability, in which case the grantee may continue to exercise the option for a period of 12 months, or for cause, in which case the option terminates immediately. Vesting of stock options is also subject to acceleration in some certain circumstances in connection with a change-in-control as described below in “Employment Agreements and Potential Payments upon Termination or Change-in-Control.”

Amended and Restated Management Retention and Incentive Plan
Our Board of Directors implemented the Amended and Restated Management Retention and Incentive Plan, or the MRIP, under which a portion of the consideration payable upon a change of control transaction, as defined in the MRIP, would be paid to our executive officers and certain other key employees. The MRIP was designed to retain these individuals during the critical, early commercialization phases of our diabetes and pain initiatives while providing management with an incentive to rapidly build corporate value potentially leading to a change of control transaction.
    In the event of a change of control transaction, subject to the participant’s continued employment or service with us, the participant shall receive cash consideration equal to a fixed percentage of the value of the change of control transaction to be received by the Corporation or our stockholders, net of expenses.
Outstanding Equity Awards at Fiscal Year-End
The table below sets forth information with respect to our named executive officers concerning the outstanding equity awards as of December 31, 2020.

	Option Awards
	Number of Securities Underlying Unexercised Options			Option Exercise Price ($)	Option Expiration Date
	Exercisable (#)	Unexercisable (#)
Shai N. Gozani, M.D., Ph.D.	—	125,000	(1)	$1.57	10/27/2030
	100,000	—		$4.58	12/29/2029
Thomas T. Higgins	—	75,000	(2)	$1.57	10/27/2030
	50,000	—		$4.58	12/29/2029

(1)Reflects the unexercised portion of a stock option for 125,000 shares of common stock that was granted on October 27, 2020. The option vests quarterly until fully vested.

(2)Reflects the unexercised portion of a stock option for 75,000 shares of common stock that was granted on October 27, 2020. The option vests quarterly until fully vested.

Employment Agreements and Potential Payments upon Termination or Change-in-Control
Shai N. Gozani, M.D., Ph.D.
We entered into an employment agreement with Dr. Gozani, effective as of June 21, 2004, amended on December 31, 2008 and December 31, 2019. On December 30, 2020, the Compensation Committee approved a new employment agreement with Dr. Gozani, effective January 1, 2021. Dr. Gozani’s salary for 2019 was $422,200. In 2020, his salary was $35,779. In connection with the change to Dr. Gozani’s salary in 2020, he received a grant of options to purchase 125,000 shares of our common stock. Effective January 1, 2021, Dr. Gozani’s annual salary is $415,000, to be paid in 2021 as cash compensation in the amount required to meet employment standards of the

Commonwealth of Massachusetts and the employee share of medical and other insurance benefits, which are currently estimated to total approximately $35,000, and equity compensation as the remainder of his annual salary, in the approximate amount of $380,000, valued based on Black Scholes. In 2019, Dr. Gozani was eligible to receive an annual performance bonus of up to 62.5% of his annual salary if certain performance objectives, determined by Dr. Gozani and our Compensation Committee, were met. In 2020, Dr. Gozani was eligible to receive an annual performance bonus payable in stock. Effective January 1, 2021, Dr. Gozani is eligible to receive an annual performance bonus of up to 62.5% of his base salary, payable in cash or stock.
The employment agreement may be terminated by us with or without cause or by Dr. Gozani. Under the terms of the employment agreement in effect in 2019, if (1) we terminated Dr. Gozani for any reason other than willful non-performance of his duties under the employment agreement, intentional fraud or dishonesty with respect to our business or conviction of a felony, which we refer to as a termination without cause, or (2) Dr. Gozani resigned as a result of a reduction in his responsibilities with us, reduction in his status with us, reduction of his salary, relocation of our corporate offices more than 35 miles from their current location or breach by us of the employment agreement, which we refer to as a termination for good reason, Dr. Gozani would have been entitled to his full base salary at his then-current annual rate of pay, plus benefits and applicable bonus payments, through the date of his termination. In addition, in the event of such a termination, we would have continued to pay Dr. Gozani his then-current annual base salary for one year following the termination. Additionally, Dr. Gozani would have been entitled to his full annual cash performance bonus in the year that any of the following transactions occurred:
•a sale of substantially all of our assets;
•a merger or combination with another entity, unless the merger or combination does not result in a change in ownership of our voting securities of more than 50%; or
•the sale or transfer of more than 50% of our voting securities.

Effective January 1, 2020, if (1) we terminate Dr. Gozani for cause or if he resigns for other than good reason, Dr. Gozani will not be entitled to any separation benefits; (2) we terminate Dr. Gozani’s employment without cause other than within six months prior to or 12 months following a change in control of the Corporation or Dr. Gozani resigns for good reason, he will be entitled to receive separation benefits equal to his base salary of $415,000 and continuation of health benefits for a period of twelve months from the date of such termination; (3) we terminate Dr. Gozani’s employment within six months prior to or 12 months following a change in control of the Corporation or Dr. Gozani resigns for good reason, he will be entitled to the same benefits as described in (2) above, and in addition, we will accelerate his rights to exercise shares under any stock option grants; and (4) Dr. Gozani dies or becomes totally disabled, we will accelerate the rights of his representative to exercise shares under and stock option grants.
Thomas T. Higgins
We entered into an employment agreement with Mr. Higgins on October 27, 2014, amended December 31, 2019. On December 30, 2020, the Compensation Committee approved a new employment agreement with Mr. Higgins, effective January 1, 2021, which provides for our employment of Mr. Higgins as our Senior Vice President, Chief Financial Officer and Treasurer. In 2019, Mr. Higgins’ annual salary was $325,000. In 2020, Mr. Higgins’ annual salary was $150,000. In connection with the change to Mr. Higgins’ salary in 2020, he received a grant of options to purchase 50,000 shares of our common stock. Effective January 1, 2021, Mr. Higgins’ annual salary is $325,000, to be paid in 2021 as cash compensation in the amount of $200,000 and equity compensation in the amount of $125,000. In 2020, Mr. Higgins was eligible to receive an annual performance bonus, payable in stock, of up to 50% of his annual salary. Effective January 1, 2021, Mr. Higgins is eligible to receive an annual performance bonus of up to 50% of his base salary, payable in cash or stock.

Under the terms of his employment agreement, if (1) we terminate Mr. Higgins for cause or if he resigns for other than good reason, Mr. Higgins will not be entitled to any separation benefits; (2) we terminate Mr. Higgins’ employment without cause other than within six months prior to or 12 months following a change in control of the Corporation or Mr. Higgins resigns for good reason, he will be entitled to receive separation benefits equal to his base salary of $325,000 and continuation of health benefits for a period of twelve months from the date of such termination; (3) we terminate Mr. Higgins’ employment within six months prior to or 12 months following a change in control of the Corporation or Mr. Higgins resigns for good reason, he will be entitled to the same benefits as described in (2) above, and in addition, we will accelerate his rights to exercise shares under any stock option grants; and (4) Mr. Higgins dies or becomes totally disabled, we will accelerate the rights of his representative to exercise shares under and stock option grants. In connection with his employment agreement, Mr. Higgins executed a Confidentiality & Non-Compete Agreement with the Corporation.
Confidentiality and Non-Competition Agreements
Dr. Gozani and Mr. Higgins have each entered into a confidentiality and non-competition agreement with us, which provides for protection of our confidential information, assignment to us of intellectual property developed by the executive officer and non-compete and non-solicitation obligations that are effective during, and for 12 months following termination of, the executive officer’s employment.
2004 Stock Option and Incentive Plan
Under our 2004 Stock Plan, in the event of a merger, sale or dissolution of our company, or a similar “sale event,” all outstanding awards under our 2004 Stock Plan, unless otherwise provided for in a particular award, will terminate unless the parties to the transaction, in their discretion, provide for assumption, continuation or appropriate substitutions or adjustments of these awards. In the event that the outstanding awards under our 2004 Stock Plan terminate in connection with a sale event, all stock options and stock appreciation rights granted under our 2004 Stock Plan will automatically become fully exercisable and all other awards granted under our 2004 stock plan will become fully vested and non-forfeitable as of the effective time of the sale event. The administrator may also provide for a cash payment with respect to outstanding options and stock appreciation rights in exchange for the cancellation of such awards.
Hedging Policy
    We do not have a hedging policy, but our code of conduct discourages short sales and trading in our stock on a short-term basis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information concerning beneficial ownership as of March 1, 2021, except as noted below, of our common stock by:
1.each of our directors;
2.each of our named executive officers;
3.all of our directors and executive officers as a group; and
4.each stockholder known by us to beneficially own more than five percent of our common stock.

The number of common shares “beneficially owned” by each stockholder is determined under rules issued by the SEC regarding the beneficial ownership of securities. This information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership of common stock includes (1) any shares as to which the person or entity has sole or shared voting power or investment power and (2) any shares as to which the person or entity has the right to acquire beneficial ownership within 60 days after March 1, 2021, including any shares that could be purchased by the exercise of options or warrants on or within 60 days after March 1, 2021. We deem shares of common stock that may be acquired by an individual or group within 60 days of March 1, 2021 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Each stockholder’s percentage ownership is based on 3,796,147 shares of our common stock outstanding as of March 1, 2021 plus the number of shares of common stock that may be acquired by such stockholder upon exercise of options or warrants that are exercisable on or within 60 days after March 1, 2021.
Unless otherwise indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders, except to the extent authority is shared by spouses under community property laws.

	Amount and Nature of Beneficial Ownership				Percent of Class of Total
Name and Address(1) of Beneficial Owner	Common Stock	Options(2)		Total
Shai N. Gozani, M.D., Ph.D.	24,630	162,500		187,130	4.6%
Thomas T. Higgins	8,344	87,500		95,844	2.4%
David E. Goodman, M.D.	3	525		528	*
Nancy E. Katz	3	525		528	*
David Van Avermaete	—	556	__]	556	*
All Current Directors and Executive Officers as a group (5 persons)	32,980	251,606		284,586	7.0%
    *    Represents less than 1% of the outstanding shares of common stock.
(1)    Unless otherwise indicated, the address of each stockholder is c/o NeuroMetrix, Inc., 4B Gill Street, Woburn, Massachusetts 01801.
(2)    Includes all options that are exercisable on or within 60 days from March 1, 2021 by the beneficial owner, except as otherwise noted.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2020.
Equity Compensation Plan Information as of December 31, 2020

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	361,956	$3.68	53,356 (2)
Equity compensation plans not approved by security holders(3)	—	—	1,250
Totals	361,956	$3.68	54,606

(1)    Includes information related to our Amended and Restated 1996 Stock Option/Restricted Stock Plan, Amended and Restated 1998 Equity Incentive Plan, 2004 Stock Option and Incentive Plan, and 2010 Employee Stock Purchase Plan.
(2)    As of December 31, 2020, there were 53,356 shares available for future grant under the 2004 Stock Option and Incentive Plan and no shares available under the 2010 Employee Stock Purchase Plan. No new stock grants or awards will be made under the Amended and Restated 1996 Stock Option/Restricted Stock Plan or the Amended and Restated 1998 Equity Incentive Plan.
(3)    Includes information related to our Amended and Restated 2009 Non-Qualified Inducement Stock Plan, which is designed to provide equity grants to new employees. Pursuant to this plan, we were authorized to issue Non-Qualified Stock Options, Restricted Stock Awards and Unrestricted Stock Awards.

AUDIT COMMITTEE REPORT
The undersigned members of the Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence requirements of the Nasdaq Marketplace Rules, submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2020 as follows:
1.    The Audit Committee has reviewed and discussed with management and Moody, Famiglietti, and Andronico, LLP, our independent registered public accounting firm, the audited financial statements for the Corporation for the fiscal year ended December 31, 2020;
2.    The Audit Committee has discussed with representatives of Moody, Famiglietti, and Andronico, LLP the matters required to be discussed with them in accordance with applicable auditing standards; and
3.    The Audit Committee has received the written disclosures and the letter from Moody, Famiglietti, and Andronico, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Moody, Famiglietti, and Andronico, LLP’s communications with the audit committee concerning independence, and has discussed with Moody, Famiglietti, and Andronico, LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters, and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.
In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee’s roles and responsibilities are set forth in our charter adopted by the Board, which is available on our website at https://www.neurometrix.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Moody, Famiglietti, and Andronico, LLP. The Audit Committee reviews NeuroMetrix’s quarterly and annual reports on Form 10-Q and Form 10-K prior to filing with the SEC. In its oversight role, the Audit Committee relies on the work and assurances of NeuroMetrix’s management, which has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, and for preparing the financial statements, and of Moody, Famiglietti, and Andronico, LLP, which is engaged to audit and report on the financial statements of NeuroMetrix.
Based on the Audit Committee’s review of the audited financial statements and discussions with management and Moody, Famiglietti, and Andronico, LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in NeuroMetrix’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.
Respectfully submitted by the Audit Committee:

David E. Goodman, M.D., Chair
Nancy E. Katz
David Van Avermaete

PROPOSAL 2: APPROVAL OF A TWELFTH AMENDED AND RESTATED 2004 STOCK PLAN, WHICH RESERVES AN ADDITIONAL 500,000 SHARES OF COMMON STOCK FOR ISSUANCE, THEREBY INCREASING THE TOTAL RESERVED SHARES UNDER THE 2004 STOCK PLAN FROM 439,980 SHARES TO 939,980 SHARES
General
Our Twelfth Amended and Restated 2004 Stock Option and Incentive Plan, herein referred to as the 2004 Stock Plan, currently authorizes the grant of stock options and other stock-based awards to officers, employees, non-employee directors, consultants and prospective employees of the Corporation and its subsidiaries. Currently, 439,980 shares of common stock are reserved for issuance pursuant to awards granted under the 2004 Stock Plan. As of March 1, 2021, there were 47,281 shares available for future grant under the 2004 Stock Plan. On February 23, 2021, the Board of Directors approved the Twelfth Amended and Restated 2004 Stock Plan, subject to stockholder approval, which increases the aggregate number of shares authorized for issuance under the 2004 Stock Plan by 500,000 shares to 939,980 shares of common stock (the “Plan Amendment”).
Our Board of Directors, the Compensation Committee, and management believe that the effective use of stock-based short-term and long-term incentive compensation is vital to our ability to achieve strong performance in the future. Also, as described previously in this Proxy Statement under “Compensation of Executive Officers”, our Board of Directors has executed employment agreements with our executive officers under terms of which a substantial part of their salary will be delivered in the form of common stock or options to purchase common stock of the Company. The Twelfth Amended and Restated 2004 Stock Plan will provide the common stock or options to purchase common stock to address executive officer salary, and it will maintain and enhance the key policies and practices adopted by our management and Board of Directors to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. There is currently an inadequate number of shares available in the 2004 Stock Plan for executive officer salary and for future grant of incentive compensation to expand management and employee ownership in the Company. We believe that the Plan Amendment set forth above is essential to executive officer retention and to permit our management to provide short-term and long-term, equity-based incentives to present and future key employees, consultants and directors. Accordingly, our Board of Directors believes approval of the Plan Amendment set forth above is in the best interests of us and our stockholders and recommends a vote “FOR” the approval of the Twelfth Amended and Restated 2004 Stock Plan. In the event that this is not approved by our stockholders, the 2004 Stock Plan will continue in effect without the amendment described above and executive officer salary will be funded in cash.
The Twelfth Amended and Restated 2004 Stock Plan is being submitted to you for approval at the annual meeting in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, or the Code. Approval by our stockholders of the Twelfth Amended and Restated 2004 Stock Plan is also required by Nasdaq rules.
On March 1, 2021, the closing market price per share of our common stock was $3.50, as reported by The Nasdaq Capital Market.
Material Features of the Twelfth Amended and Restated 2004 Stock Plan
The following description of certain material features of the Twelfth Amended and Restated 2004 Stock Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the Twelfth Amended and Restated 2004 Stock Plan that is attached hereto as Appendix A.

Shares Available. The maximum number of shares authorized for issuance under the Twelfth Amended and Restated 2004 Stock Plan will be 939,980 shares of common stock, which is an increase of 500,000 shares from the number of shares currently authorized for issuance under the 2004 Stock Plan.
The shares underlying any awards that are forfeited, canceled or are otherwise terminated (other than by exercise) under the Twelfth Amended and Restated 2004 Stock Plan will be added back to the shares authorized for issuance under the Twelfth Amended and Restated 2004 Stock Plan. Shares tendered or held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding will not be available for future issuance under the Twelfth Amended and Restated 2004 Stock Plan. In addition, upon exercise of stock appreciation rights, the gross number of shares exercised shall be deducted from the total number of shares remaining available for issuance under the Twelfth Amended and Restated 2004 Stock Plan.
Types of Awards. The Twelfth Amended and Restated 2004 Stock Plan permits us to make grants of incentive stock options, non-qualified stock options, stock appreciation rights, deferred stock awards, restricted stock awards, unrestricted stock awards, cash-based awards and dividend equivalent rights.
Plan Administration. The Twelfth Amended and Restated 2004 Stock Plan will be administered by the Compensation Committee of the Board of Directors. The administrator of the Twelfth Amended and Restated 2004 Stock Plan has the power and authority to select the participants to whom awards will be granted; to determine the time or times of grant; to determine the extent, if any, to which any award or any combination of awards is granted to participants; to determine the number of shares of stock to be covered by any award; to accelerate the exercisability or vesting of any award; and to determine the specific terms and conditions of each award, subject to the provisions of the Twelfth Amended and Restated 2004 Stock Plan. The administrator may delegate to the Chief Executive Officer the authority to grant awards to employees, other than our executive officers, provided that the administrator includes a limitation as to the number of shares that may be awarded and provides specific guidelines regarding such awards.
Eligibility and Limitations on Grants. All full-time and part-time officers, employees, non-employee directors, and other key persons are eligible to participate in the Twelfth Amended and Restated 2004 Stock Plan subject to the discretion of the administrator. Approximately 20 people are currently eligible to participate in the Twelfth Amended and Restated 2004 Stock Plan.
Stock Options. The exercise price of stock options awarded under the Twelfth Amended and Restated 2004 Stock Plan may not be less than the fair market value of the common stock on the date of the option grant. The term of each stock option may not exceed ten years from the date of grant. The administrator will determine at what time or times each option may be exercised and, subject to the provisions of the Twelfth Amended and Restated 2004 Stock Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised.
To qualify as incentive stock options, stock options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.
Stock Appreciation Rights. The administrator may award a stock appreciation right independently of a stock option. The administrator may award stock appreciation rights subject to such conditions and restrictions as the administrator may determine, provided that the exercise price may not be less than the fair market value of the common stock on the date of grant and no stock appreciation right may be exercisable more than ten years after the date of grant. Additionally, all stock appreciation rights are exercisable during the participant’s lifetime only by the participant or the participant’s legal representative.

Restricted Stock. The administrator may award shares to participants subject to such conditions and restrictions as the administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Corporation through a specified restricted period.
Deferred Stock. The administrator may award phantom stock units to participants subject to such conditions and restrictions as the administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Corporation through a specified restricted period. At the end of the deferral period, the participants shall be paid, to the extent vested, in shares.
Unrestricted Stock. The administrator may grant shares (at par value or for a purchase price determined by the administrator) that are free from any restrictions under the Twelfth Amended and Restated 2004 Stock Plan. Unrestricted stock may be issued to participants in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation to be paid to such individuals.
Cash-Based Awards. The administrator may grant cash-based awards to any grantee in an amount, upon such terms, and subject to such conditions as the administrator may determine. The administrator shall determine the maximum duration of the cash-based award, the amount of cash to which the cash-based award pertains, the conditions upon which the cash-based award shall become vested or payable, and such other provisions as the administrator shall determine. Each cash-based award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the administrator. Payment, if any, with respect to a cash-based award may be made in cash or in shares of common stock, as the administrator determines.
Dividend Equivalent Rights. The administrator may award dividend equivalent rights under the Twelfth Amended and Restated 2004 Stock Plan subject to such conditions and restrictions as the administrator may determine, provided that dividend equivalent rights may only be granted in tandem with restricted stock awards, deferred stock awards or unrestricted stock awards. Dividend equivalents credited to the holder may be paid currently or may be deemed to be reinvested in additional shares of stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at fair market value on the date of the reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by us, if any.
Tax Withholding. Participants in the Twelfth Amended and Restated 2004 Stock Plan are responsible for the payment of any federal, state or local taxes that the Corporation is required by law to withhold upon any option exercise or vesting of other awards. Subject to approval by the administrator, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing the Corporation to withhold shares to be issued pursuant to an option exercise or other award, or by transferring to the Corporation shares having a value equal to the amount of such taxes.
Change of Control Provisions. In the event of a merger, sale or dissolution of the Corporation, or a similar “sale event,” (as defined in the Twelfth Amended and Restated 2004 Stock Plan) all outstanding awards under the Twelfth Amended and Restated 2004 Stock Plan unless otherwise provided for in a particular award, will terminate unless the parties to the transaction, in their discretion, provide for assumption, continuation or appropriate substitutions or adjustments of these awards. In the event that the outstanding awards under the Twelfth Amended and Restated 2004 Stock Plan terminate in connection with a sale event, all stock options and stock appreciation rights granted under the Twelfth Amended and Restated 2004 Stock Plan will automatically become fully exercisable and all other awards granted under the Twelfth Amended and Restated 2004 Stock Plan will become fully vested and non-forfeitable as of the effective time of the sale event, except as may be otherwise provided in the relevant award agreement, and each holder of an option or a stock appreciation right will be permitted to exercise such award for a specified period prior to the consummation of the sale event. The administrator may also provide for a cash payment with respect to outstanding options and stock appreciation rights in exchange for the cancellation of such awards.

Term. No awards may be granted under the Twelfth Amended and Restated 2004 Stock Plan after the 10year anniversary of the date that the 2004 Stock Plan is approved by stockholders and no incentive stock option may be granted after the 10year anniversary of the date that the 2004 Stock Plan was approved by the Board of Directors.
Amendments. The Twelfth Amended and Restated 2004 Stock Plan may not be amended without stockholder approval to the extent required by the Nasdaq rules or necessary to ensure that incentive stock options qualify as such under the Code and compensation earned under awards qualifies as performance-based compensation under the Code. Generally, under the Nasdaq rules, all material amendments to the Twelfth Amended and Restated 2004 Stock Plan will be subject to approval by our stockholders including (1) any material increase in the number of shares to be issued under the Twelfth Amended and Restated 2004 Stock Plan; (2) any material increase in benefits to participants under the Twelfth Amended and Restated 2004 Stock Plan including any material change to: (i) permit a repricing (or decrease in exercise price) of outstanding stock options, (ii) reduce the price at which shares of common stock or stock options may be offered, or (iii) extend the duration of the Twelfth Amended and Restated 2004 Stock Plan; (3) any material expansion of the class of participants eligible to participate in the Twelfth Amended and Restated 2004 Stock Plan; and (4) any expansion in the types of awards provided under the Twelfth Amended and Restated 2004 Stock Plan. Otherwise, the Board of Directors may amend or discontinue the Twelfth Amended and Restated 2004 Stock Plan at any time, provided that no such amendment may adversely affect the rights under any outstanding award without the holder’s consent.
Repricing. Except in connection with a corporate transaction involving the Corporation (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding stock options or stock appreciation rights, or SARs, or cancel, exchange, buyout or surrender outstanding stock options or SARs in exchange for cash, other awards or stock options or SARs with an exercise price that is less than the exercise price of the original stock options or SARs without stockholder approval.
Effective Date of the Twelfth Amended and Restated 2004 Stock Plan. On February 23, 2021, the Board of Directors approved the Twelfth Amended and Restated 2004 Stock Plan, subject to stockholder approval. The Twelfth Amended and Restated 2004 Stock Plan will become effective on the date it is approved by the stockholders. If the Twelfth Amended and Restated 2004 Stock Plan is not approved by the stockholders, the 2004 Stock Plan will continue in effect without the amendments to the 2004 Stock Plan and awards may be granted thereunder in accordance with its terms.
New Plan Benefits
No grants have been issued with respect to the additional shares to be reserved for issuance under the Twelfth Amended and Restated 2004 Stock Plan. The number of shares that may be granted to the Corporation’s Chief Executive Officer, executive officers, non-employee directors and non-executive officers under the Twelfth Amended and Restated 2004 Stock Plan is not determinable at this time, as such grants are subject to the discretion of the Compensation Committee.
Tax Aspects Under the Code
The following is a summary of the principal federal income tax consequences of certain transactions under the Twelfth Amended and Restated 2004 Stock Plan. It does not describe all federal tax consequences under the Twelfth Amended and Restated 2004 Stock Plan nor does it describe state or local tax consequences.
Incentive Stock Options. Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.
Non-Qualified Options. Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.
A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.
An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.
Stock Grants. With respect to stock grants under our Twelfth Amended and Restated 2004 Stock Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
Stock Units. The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Vote Required
The Twelfth Amended and Restated 2004 Stock Plan will be approved upon the affirmative vote of a majority of the votes properly cast for and against such matter. Abstentions and broker non-votes are not included in the number of votes cast for and against a matter and therefore have no effect on the vote on such matter.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE TWELFTH AMENDED AND RESTATED 2004 STOCK PLAN WHICH RESERVES AN ADDITIONAL 500,000 SHARES OF COMMON STOCK FOR ISSUANCE, THEREBY INCREASING THE TOTAL RESERVED SHARES UNDER THE 2004 STOCK PLAN FROM 439,980 SHARES TO 939,980 SHARES. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE TWELFTH AMENDED AND RESTATED 2004 STOCK PLAN UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 3: APPROVAL OF A FIFTH AMENDED AND RESTATED 2010 EMPLOYEE STOCK PURCHASE PLAN, WHICH RESERVES AN ADDITIONAL 150,000 SHARES OF COMMON STOCK FOR ISSUANCE UNDER THE FIFTH AMENDED AND RESTATED 2010 EMPLOYEE STOCK PURCHASE PLAN THEREBY INCREASING THE TOTAL RESERVED SHARES UNDER THE 2010 EMPLOYEE STOCK PURCHASE PLAN FROM 24,487 SHARES TO 174,487 SHARES, SUBJECT TO FURTHER ADJUSTMENT ANNUALLY AS PROVIDED THEREIN, AND RAISES THE PLAN’S ANNUAL INCREASE TO THE LESSER OF 50,000 SHARES OR 1% OF THE CORPORATION’S OUTSTANDING SHARES OF COMMON STOCK.
General
Our Fifth Amended and Restated 2010 Employee Stock Purchase Plan, herein referred to as the 2010 ESPP, currently provides our eligible employees and those of our participating subsidiaries with the opportunity to purchase shares of our common stock at a discount, on a tax-favored basis, through regular payroll deductions in compliance with Section 423 of the Code. Currently, 24,487 shares of common stock are reserved for issuance under the 2010 ESPP. As of March 1, 2021, there were 92 shares available under the 2010 ESPP. On February 23, 2021, the Board of Directors approved the Fifth Amended and Restated 2010 Employee Stock Purchase Plan, subject to stockholder approval, which increases the aggregate number of shares authorized for issuance under the 2010 ESPP by 150,000 shares to 174,487 shares of common stock and raises the plan’s annual increase to the lesser of 50,000 shares or 1% of our outstanding shares of common stock as of December 31 of each year (the “ESPP Amendment”).
Our Board of Directors has determined that in order to continue to allow participation in the 2010 ESPP as a means to attract and retain talented employees, the number of shares available for issuance under the 2010 ESPP should be increased. Our Board of Directors, the Compensation Committee, and management believe it is in the best interest of us and our stockholders that the ESPP Amendment be approved and recommends a vote “FOR” the approval of the Fifth Amended and Restated 2010 Employee Stock Purchase Plan. In the event that this is not approved by our stockholders, the 2010 ESPP will continue in effect without the amendment described above.
The Fifth Amended and Restated 2010 Employee Stock Purchase Plan is being submitted to you for approval at the annual meeting in order to increase the aggregate number of shares authorized for issuance under the 2010 ESPP by 150,000 shares to 174,487 shares of common stock. Approval by our stockholders of the Fifth Amended and Restated 2010 Employee Stock Purchase Plan is also required by Nasdaq rules.
On March 1, 2021, the closing market price per share of our common stock was $3.50, as reported by The Nasdaq Capital Market.
Summary of the Fifth Amended and Restated 2010 ESPP
The following description of certain material features of the Fifth Amended and Restated 2010 Employee Stock Purchase Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the Fifth Amended and Restated 2010 Employee Stock Purchase Plan that is attached hereto as Appendix B.
Administration. The Fifth Amended and Restated 2010 ESPP is administered under the direction of the Compensation Committee of the Board of Directors. The Compensation Committee has authority to interpret the Fifth Amended and Restated 2010 ESPP and to make all other determinations necessary or advisable in administering it.
Eligibility. All full-time employees and certain part-time employees are eligible to participate in the Fifth Amended and Restated 2010 ESPP. For part-time employees to be eligible, they must have customary employment of more than five months in any calendar year and more than 20 hours per week. Employees who, after exercising their rights to purchase shares under the Fifth Amended and Restated 2010 ESPP, would own shares representing 5% or more of the voting power of our common stock, are also ineligible to participate. Approximately 20 employees will be eligible to participate in the Fifth Amended and Restated 2010 ESPP. Participation in the Fifth Amended and Restated 2010 ESPP is at the election of each eligible employee and the amounts received by a participant under the Fifth Amended and Restated 2010 ESPP depend on the fair market value of our common stock on future dates; therefore, the benefits or amounts that will be received by any participant if the increase in the number of shares available under the Fifth Amended and Restated 2010 ESPP is approved by our stockholders, are not currently determinable.
Shares Available for Issuance. Assuming the increase in the number of shares available under the 2010 ESPP is approved by our stockholders at the annual meeting, there will be 174,487 shares of our common stock available for issuance under the Fifth Amended and Restated 2010 ESPP, subject to an annual increase on the first day of each of the Corporation’s fiscal years, equal to the lesser of (i) 50,000 shares, (ii) 1 percent of the shares of our common stock outstanding on the last day of the immediately preceding fiscal year, or (iii) such lesser number of shares as is determined by the Board of Directors.
Participation. To participate in the Fifth Amended and Restated 2010 ESPP, an eligible employee authorizes payroll deductions in an amount not less than 1% nor greater than 10% of his or her “eligible earnings” (i.e., regular base pay, not including overtime pay, bonuses, employee benefit plans or other additional payments) for each full payroll period in the offering period. To ensure that IRS share limitations are not exceeded, we do not accept contributions from an individual participant in excess of $25,000 per calendar year.
Purchases. Eligible employees enroll in a six month offering period during the open enrollment period prior to the start of that offering period. A new offering period begins approximately every July 1 and January 1. At the end of each offering period, the accumulated deductions are used to purchase up to a maximum of 12,500 shares of our common stock for each employee during an offering period. Shares are purchased at a price equal to 85% of the lower of the fair market value of our common stock on the first business day or the last business day of an offering period.
Termination of Employment. If a participating employee voluntarily resigns or is terminated by us prior to the last day of an offering period, the employee’s option to purchase terminates and the amount in the employee’s account is returned to the employee.
Adjustments upon Change in Capitalization. Subject to any required action by the stockholders of the Corporation, the number of shares of common stock covered by unexercised options under the Fifth Amended and Restated 2010 ESPP and the number of shares of common stock which have been authorized for issuance under the Fifth Amended and Restated 2010 ESPP but are not yet subject to options plus any annual increase in the number of shares authorized, as well as the maximum number of shares that may be purchased by a participant and the price per share of common stock covered by each unexercised option under the Fifth Amended and Restated 2010 ESPP, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock.
Participation Adjustment. If the number of unsold shares that are available for purchase under the Fifth Amended and Restated 2010 ESPP is insufficient to permit exercise of all rights deemed exercised by all participating employees, a participation adjustment will be made, and the number of shares purchasable by all participating employees is reduced proportionately. Any funds remaining in a participating employee’s account after such exercise are refunded to the employee, without interest.
Amendment. The Board of Directors may amend the Fifth Amended and Restated 2010 ESPP at any time and in any respect unless shareholder approval of the amendment in question is required under Section 423 of the Code, any national securities exchange or system on which the common stock is then listed or reported, or under any other applicable laws, rules, or regulations.

Termination. The Board of Directors may terminate the Fifth Amended and Restated 2010 ESPP at any time and for any reason or for no reason, provided that no termination shall impair any rights of participating employees that have vested at the time of termination. Without further action of the Board of Directors, the Fifth Amended and Restated 2010 ESPP shall terminate twenty years after the date of its adoption by the Board of Directors or, if earlier, at such time as all shares of common stock that may be made available for purchase under the Fifth Amended and Restated 2010 ESPP have been issued.
U.S. Federal Income Tax Consequences. The Fifth Amended and Restated 2010 ESPP, and the rights of participant employees to make purchases thereunder, qualify for treatment under the provisions of Sections 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Fifth Amended and Restated 2010 ESPP are sold or otherwise disposed of.
Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the relevant offering period (and more than one year from the date the shares are purchased), then the participant generally will recognize ordinary income measured as the lesser of:
i.    the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or
ii.    an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period.
Any additional gain should be treated as long-term capital gain.
If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income at the time of such disposition generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period.
We are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above. In all other cases, no deduction is allowed to us.
The foregoing tax discussion is a general description of certain expected federal income tax results under current law. No attempt has been made to address any state, local, foreign or estate and gift tax consequences that may arise in connection with participation in the Fifth Amended and Restated 2010 ESPP.
New Plan Benefits
Because benefits under the Fifth Amended and Restated 2010 ESPP will depend on employees’ elections to participate and to purchase shares under the Fifth Amended and Restated 2010 ESPP at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees. Non-employee directors are not eligible to participate in the Fifth Amended and Restated 2010 ESPP.
Vote Required
The Fifth Amended and Restated 2010 ESPP will be approved upon the affirmative vote of a majority of the votes properly cast for and against such matter. Abstentions and broker non-votes are not included in the number of votes cast for and against a matter and therefore have no effect on the vote on such matter.

Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE FIFTH AMENDED AND RESTATED 2010 ESPP WHICH RESERVES AN ADDITIONAL 150,000 SHARES OF COMMON STOCK FOR ISSUANCE UNDER THE FIFTH AMENDED AND RESTATED 2010 EMPLOYEE STOCK PURCHASE PLAN THEREBY INCREASING THE TOTAL RESERVED SHARES UNDER THE 2010 ESPP FROM 24,487 SHARES TO 174,487 SHARES, SUBJECT TO FURTHER ADJUSTMENT ANNUALLY AS PROVIDED THEREIN, AND RAISES THE PLAN’S ANNUAL INCREASE TO THE LESSER OF 50,000 SHARES OR 1% OF THE CORPORATION’S OUTSTANDING SHARES OF COMMON STOCK. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE FIFTH AMENDED AND RESTATED 2010 ESPP, UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 4: RATIFICATION OF SELECTION OF AUDITORS
Introduction
The Audit Committee of the Board of Directors has selected the firm of Moody, Famiglietti, and Andronico, LLP, independent registered public accounting firm, to serve as our auditors for the year ending December 31, 2021. It is expected that a representative of Moody, Famiglietti, and Andronico, LLP will be present at the annual meeting with the opportunity to make a statement, if so desired, and will be available to respond to appropriate questions.
In deciding to appoint Moody, Famiglietti, and Andronico, LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Moody, Famiglietti, and Andronico, LLP and concluded that Moody, Famiglietti, and Andronico, LLP has no commercial relationship with the Corporation that would impair its independence for the fiscal year ending December 31, 2021.
Vote Required
The selection of our independent registered public accounting firm for the year ending December 31, 2021 will be ratified upon the affirmative vote of a majority of the votes properly cast for and against such matter. Abstentions will have no effect on the vote on such matter. However, brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. The ratification of this selection by our stockholders is not required under the laws of the State of Delaware, where we are incorporated, but the results of this vote will be considered by the Audit Committee in selecting auditors for future years.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF MOODY, FAMIGLIETTI, AND ANDRONICO, LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2021. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

ACCOUNTING FEES
Aggregate fees for professional services rendered by Moody, Famiglietti, & Andronico, LLP for the years ended December 31, 2020 and 2019 are as follows:
Audit Fees
The audit fees for Moody, Famiglietti, & Andronico, LLP for professional services rendered for the 2020 audit of our annual financial statements and the review of the financial statements included in our quarterly reports on Form 10-Q, issuance of consents, and review of documents filed with the SEC totaled $148,075, of which $53,075 was billed in 2020 and $95,000 was billed in 2021.
The audit fees for Moody, Famiglietti, & Andronico, LLP for professional services rendered for the 2019 audit of our annual financial statements and the review of the financial statements included in our quarterly reports on Form 10-Q, issuance of consents, and review of documents filed with the SEC totaled $151,708, of which $54,708 was billed in 2019 and $97,000 was billed in 2020.
Audit-Related Fees
There were no audit-related fees for Moody, Famiglietti, & Andronico, LLP in 2020 and 2019.
All Other Fees
There were no other fees for Moody, Famiglietti, & Andronico, LLP in 2020 and 2019.
Tax Fees
There were no tax fees for Moody, Famiglietti, & Andronico, LLP in 2020 and 2019.
Pre-Approval Policies and Procedures
The Audit Committee approved all audit and non-audit services provided to us by Moody, Famiglietti, & Andronico, LLP during the 2020 and 2019 fiscal years.

STOCKHOLDER PROPOSALS
Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in our proxy statement and form of proxy for our 2022 Annual Meeting of Stockholders must be received by us on or before November 15, 2021 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: NeuroMetrix, Inc., 4b Gill Street, Woburn, Massachusetts 01801, Attention: Secretary.
Stockholder proposals to be presented at our 2022 Annual Meeting of Stockholders, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in our proxy statement and form of proxy for our 2022 Annual Meeting of Stockholders, must be presented and received in accordance with the provisions of our by-laws. Our by-laws state that the stockholder must provide timely written notice of any nomination or proposal and supporting documentation. A stockholder’s notice will be timely if received by us at our principal executive office not less than 90 days (or January 27, 2022) nor more than 120 days (or December 28, 2021) prior to the anniversary date of the immediately preceding annual meeting (the “Anniversary Date”); provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days before the Anniversary Date (or March 28, 2022) or more than 60 days after the Anniversary Date (or June 27, 2022), a stockholder’s notice shall be timely if received by us at its principal executive office not later than the close of business on the later of (1) the 90th day prior to the scheduled date of such annual meeting or (2) the 10th day following the day on which public announcement of the date of such annual meeting is first made by us. In the event that the number of directors to be elected to our Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by us at least 85 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to us at our principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by us. Proxies solicited by our Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules and regulations governing the exercise of this authority. Any such proposals shall be mailed to: NeuroMetrix, Inc., 4b Gill Street, Woburn, Massachusetts 01801, Attention: Secretary.
EXPENSES AND SOLICITATION
The cost of solicitation of proxies will be borne by us, and in addition to soliciting stockholders by mail through our regular employees, we may request banks, brokers, and other custodians, nominees and fiduciaries to solicit their customers who have stock of our company registered in the names of a nominee and, if so, we will reimburse such banks, brokers, and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone, e-mail, or other form of electronic communication following the original solicitation. We have engaged Alliance Advisors LLC (“Alliance”) to advise us on certain proposals and to manage the production and distribution of this proxy statement. We may engage them to assist with the solicitation of proxies for the annual meeting. We expect to pay Alliance approximately $30,000 for their services.
MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS
SEC rules concerning the delivery of annual disclosure documents allow us or stockholders’ brokers to send a single notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or stockholders’ brokers believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both stockholders and us. It reduces the volume of duplicate information received by stockholders in the same household and helps to reduce our expenses. The rule applies to our notices, annual reports, proxy statements and information statements.
As such, owners of common stock in street name may receive a notice from their broker or bank stating that only one annual report or proxy statement will be delivered to multiple security holders sharing an address. However, if any stockholder residing at such an address wishes to receive a separate annual report or proxy statement, the Corporation will promptly deliver a separate copy to any stockholder upon written or oral request to the Corporation’s investor relations department at NeuroMetrix, Inc., 4b Gill Street, Woburn, Massachusetts 01801 or by telephone at (781) 890-9989 or by e-mail at neurometrix.ir@neurometrix.com.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
We did not engage in any related person transactions during the years ended December 31, 2020 and December 31, 2019. Pursuant to our audit committee charter currently in effect, the audit committee is responsible for reviewing and approving, prior to our entry into any such transaction, all transactions in which we are a participant and in which any parties related to us has or will have a direct or indirect material interest.

Appendix A
NEUROMETRIX, INC.
TWELFTH AMENDED AND RESTATED
2004 STOCK OPTION AND INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS
The name of the plan is the NeuroMetrix, Inc. Twelfth Amended and Restated 2004 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including consultants and prospective employees) of NeuroMetrix, Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
The following terms shall be defined as set forth below:
“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Administrator” is defined in Section 2(a).
“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards and Dividend Equivalent Rights.
“Board” means the Board of Directors of the Company.
“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.
“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
“Committee” means the Compensation Committee of the Board or a similar committee performing the functions of the Compensation Committee and that is comprised of not less than two Non-Employee Directors who are independent.
“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.
“Deferred Stock Award” means Awards granted pursuant to Section 8.
“Dividend Equivalent Right” means Awards granted pursuant to Section 12.
“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 19.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is traded on a national securities exchange the Fair Market Value of the Stock will equal the closing sales price as reported on the principal exchange or market for the Stock on such date. If there is no trading on such date, the determination shall be made by reference to the last date preceding such date for which there was trading.
“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.
“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.
“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award or Deferred Stock Award. Each such period shall not be less than three months.
“Restricted Stock Award” means Awards granted pursuant to Section 7.
“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.
“Stock” means the Common Stock, par value $0.0001 per share, of the Company, subject to adjustments pursuant to Section 3.
“Stock Appreciation Right” means any Award granted pursuant to Section 6.
“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.
“Unrestricted Stock Award” means any Award granted pursuant to Section 9.
SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
(a)Committee. The Plan shall be administered by the Compensation Committee (the “Administrator”).
(b)Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i)to select the individuals to whom Awards may from time to time be granted;
(ii)to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;
(iii)to determine the number of shares of Stock to be covered by any Award;
(iv)to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(v)to accelerate at any time the exercisability or vesting of all or any portion of any Award;
(vi)subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised; and
(vii)at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.
All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.
(c)Delegation of Authority to Grant Awards. The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or “covered employees” within the meaning of Section 162(m) of the Code. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option or Stock Appreciation Right, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.
(d)Indemnification. Neither the Board nor the Committee, nor any member of either or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s organizational documents or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
(a)Stock Issuable. Subject to adjustment as provided in Section 3(b), the maximum number of shares of Stock reserved and available for issuance under the Plan shall be 939,980 shares of Stock. For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding shall not be available for future issuance under the Plan. In addition, upon exercise of Stock Appreciation Rights, the gross number of shares exercised shall be deducted from the total number of shares remaining available for issuance under the Plan.
Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 150,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.
(b)Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards or Deferred Stock Awards, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, (v) the number of Stock Options automatically granted to Non-Employee Directors, and (vi) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.
The Administrator shall also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.
(c)Mergers and Other Transactions. In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a “Sale Event”), the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. In the event of such termination, all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event and all other Awards shall become fully vested and nonforfeitable as of the effective time of the Sale Event, except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award documentation, and each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options and Stock Appreciation Rights not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.
Notwithstanding anything to the contrary in this Section 3(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights.
(d)Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).
SECTION 4. ELIGIBILITY
Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.
SECTION 5. STOCK OPTIONS
Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.
Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.
(a)Stock Options Granted to Employees and Key Persons. The Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.
(i)Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.
(ii)Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such Stock Option shall be no more than five years from the date of grant.
(iii)Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv)Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:
(1)In cash, by certified or bank check or other instrument acceptable to the Administrator;
(2)Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or
(3)By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.
Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an Internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.
(v)Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.
(b)Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.
SECTION 6. STOCK APPRECIATION RIGHTS
(a)Nature of Stock Appreciation Rights. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right, which price shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
(b)Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.
(c)Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator, provided that all Stock Appreciation Rights shall be exercisable during the grantee’s lifetime only by the grantee or the grantee’s legal representative.
(d)Stock Appreciation Rights Term. The term of each Stock Appreciation Right shall be fixed by the Administrator, but no Stock Appreciation Right shall be exercisable more than ten years after the date the Stock Appreciation Right is granted.
SECTION 7. RESTRICTED STOCK AWARDS
(a)Nature of Restricted Stock Awards. A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Stock”). Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.
(b)Rights as a Stockholder. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.
(c)Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, if any, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a shareholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, grantee shall surrender such certificates to the Company upon request without consideration.
(d)Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.
SECTION 8. DEFERRED STOCK AWARDS
(a)Nature of Deferred Stock Awards. A Deferred Stock Award is an Award of phantom stock units to a grantee, subject to restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the grantee in the form of shares of Stock. To the extent that a Deferred Stock Award is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.
(b)Election to Receive Deferred Stock Awards in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.
(c)Rights as a Stockholder. During the deferral period, a grantee shall have no rights as a stockholder; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Administrator may determine.
(d)Restrictions. A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.
(e)Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee’s right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.
SECTION 9. UNRESTRICTED STOCK AWARDS
Grant or Sale of Unrestricted Stock. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any grantee pursuant to which such grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.
SECTION 10. CASH-BASED AWARDS
The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines.
SECTION 11. PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES
Notwithstanding anything to the contrary contained herein, if any Restricted Stock Award, Cash-Based Award or Deferred Stock Award granted to a Covered Employee is intended to qualify as “Performance-based Compensation” under Section 162(m) of the Code and the regulations promulgated thereunder (a “Performance-based Award”), such Award shall comply with the provisions set forth below:
(a)Performance Criteria. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Cycle in order to prevent the dilution or enlargement of the rights of an individual (x) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (y) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (z) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions provided however, that the Administrator may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee. The performance criteria used in performance goals governing Performance-based Awards granted to Covered Employees may include any or all of the following: (i) return on equity, assets, capital or investment: (ii) pre-tax or after-tax profit levels; (iii) cash flow, funds from operations or similar measure; (iv) total shareholder return; (v) changes in the market price of the Stock; (vi) revenues, sales or market share; (vii) net income (loss) or earnings per share; (viii) computer support availability; (ix) expense margins or operating efficiency (including budgeted spending limits) or (x) project development milestones, any of which may relate to the Company or any Subsidiary, division, operating unit or business segment of the Company, or any combination of the foregoing, and may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group and, for financial measures, may be based on numbers calculated in accordance with U.S. generally accepted accounting principles or on an as adjusted basis.
(b)Grant of Performance-based Awards. With respect to each Performance-based Award granted to a Covered Employee, the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Committee may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.
(c)Payment of Performance-based Awards. Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered Employee’s Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.
(d)Maximum Award Payable. The maximum Performance-based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 150,000 Shares (subject to adjustment as provided in Section 3(b) hereof) or $1,000,000 in the case of a Performance-Based Award that is a Cash-Based Award.

SECTION 12. DIVIDEND EQUIVALENT RIGHTS
(a)Dividend Equivalent Rights. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee only as a component of an Unrestricted Stock Award, a Restricted Stock Award or a Deferred Stock Award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

(b)Interest Equivalents. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.
(c)Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee’s rights in all Dividend Equivalent Rights or interest equivalents granted as a component of another Award that has not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.
SECTION 13. TAX WITHHOLDING
(a)Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver stock certificates to any grantee is subject to and conditioned on tax obligations being satisfied by the grantee.
(b)Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.
SECTION 14. TRANSFER, LEAVE OF ABSENCE, ETC.
For purposes of the Plan, the following events shall not be deemed a termination of employment:
(a)a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b)an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.
SECTION 15. AMENDMENTS AND TERMINATION
The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(b) or 3(c), in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or by exchanging a Stock Option or Stock Appreciation Right for any other Award. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 15 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c).
SECTION 16. STATUS OF PLAN
With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.
SECTION 17. SECTION 409A AWARDS
To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.
SECTION 18. GENERAL PROVISIONS
(a)No Distribution; Compliance with Legal Requirements. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.
No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.
(b)Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the

Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.
(c)Stockholder Rights. Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.
(d)Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.
(e)Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to such Company’s insider trading policy and procedures, as in effect from time to time.
(f)Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.
SECTION 19. EFFECTIVE DATE OF PLAN
This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board. No Incentive Stock Option may be granted under the Plan after the 10-year anniversary of the most recent prior date on which the Plan was approved by the Board of Directors (provided that the Plan was approved by stockholders within one year of such date) and no other Award may be granted under the Plan after the 10-year anniversary of the most recent prior date on which the Plan was approved by stockholders.
SECTION 20. GOVERNING LAW
This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: MAY 12, 2004

DATE APPROVED BY STOCKHOLDERS: JUNE 18, 2004

DATE AMENDED AND RESTATED PLAN APPROVED BY BOARD OF DIRECTORS: APRIL 16, 2006

DATE AMENDED AND RESTATED PLAN APPROVED BY STOCKHOLDERS: MAY 24, 2006

DATE SECOND AMENDED AND RESTATED PLAN APPROVED BY BOARD OF DIRECTORS: APRIL 10, 2008

DATE SECOND AMENDED AND RESTATED PLAN APPROVED BY STOCKHOLDERS: MAY 22, 2008

DATE THIRD AMENDED AND RESTATED PLAN APPROVED BY BOARD OF DIRECTORS: APRIL 16, 2009

DATE THIRD AMENDED AND RESTATED PLAN APPROVED BY STOCKHOLDERS: MAY 21, 2009

DATE FOURTH AMENDED AND RESTATED PLAN APPROVED BY BOARD OF DIRECTORS: MARCH 30, 2012

DATE FOURTH AMENDED AND RESTATED PLAN APPROVED BY STOCKHOLDERS: MAY 14, 2012

DATE FIFTH AMENDED AND RESTATED PLAN APPROVED BY BOARD OF DIRECTORS: MARCH 4, 2013

DATE FIFTH AMENDED AND RESTATED PLAN APPROVED BY STOCKHOLDERS: MAY 6, 2013

DATE SIXTH AMENDED AND RESTATED PLAN APPROVED BY BOARD OF DIRECTORS: MARCH 25, 2014

DATE SEVENTH AMENDED AND RESTATED PLAN APPROVED BY BOARD OF DIRECTORS: FEBRUARY 26, 2015

DATE SEVENTH AMENDED AND RESTATED PLAN APPROVED BY STOCKHOLDERS: MAY 5, 2015

DATE EIGHTH AMENDED AND RESTATED PLAN APPROVED BY BOARD OF DIRECTORS: MARCH 11, 2016

DATE EIGHTH AMENDED AND RESTATED PLAN APPROVED BY STOCKHOLDERS: MAY 3, 2016

DATE NINTH AMENDED AND RESTATED PLAN APPROVED BY BOARD OF DIRECTORS: MARCH 6, 2017

DATE NINTH AMENDED AND RESTATED PLAN APPROVED BY STOCKHOLDERS: MAY 2, 2017
DATE TENTH AMENDED AND RESTATED PLAN APPROVED BY BOARD OF DIRECTORS: MARCH 1, 2018

DATE TENTH AMENDED AND RESTATED PLAN APPROVED BY STOCKHOLDERS: MAY 1, 2018

DATE ELEVENTH AMENDED AND RESTATED PLAN APPROVED BY BOARD OF DIRECTORS: OCTOBER 1, 2019

DATE ELEVENTH AMENDED AND RESTATED PLAN APPROVED BY STOCKHOLDERS: NOVEMBER 12, 2019

DATE TWELFTH AMENDED AND RESTATED PLAN APPROVED BY BOARD OF DIRECTORS: FEBRUARY 23, 2021

DATE TWELFTH AMENDED AND RESTATED PLAN APPROVED BY STOCKHOLDERS: [_____], 2021

Appendix B
NEUROMETRIX, INC.
FIFTH AMENDED AND RESTATED
2010 EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the Fifth Amended and Restated 2010 Employee Stock Purchase Plan (the “Plan”) of NeuroMetrix, Inc. (the “Company”).

1.Purpose.  The purpose of the Plan is to provide Employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. Definitions.
(a) “Board” shall mean the Board of Directors of the Company, or a committee of the Board of Directors named by the Board to administer the Plan.
(b) “Code” shall mean the Internal Revenue Code of 1986, as amended.
(c) “Common Stock” shall mean the common stock, $0.0001 par value per share, of the Company.
(d) “Company” shall mean NeuroMetrix, Inc. a Delaware corporation.
(e) “Compensation” shall mean total cash compensation received by the Employee from the Company or a Designated Subsidiary that is taxable income for federal income tax purposes, including, payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other compensation received from the Company or a Designated Subsidiary, but excluding relocation, expense reimbursements, tuition or other reimbursements and income realized as a result of participation in any stock option, stock purchase or similar plan of the Company or a Designated Subsidiary.

(f) “Continuous Status as an Employee” shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

(g) “Contributions” shall mean all amounts credited to the account of a participant pursuant to the Plan.
(h) “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.
(i) “Employee” shall mean any person who is (a) employed by the Company or one of its Designated Subsidiaries for tax purposes; (b) customarily employed for at least 20 hours per week and more than five months in a calendar year by the Company or one of its Designated Subsidiaries; and (c) has completed at least 60 days of employment with the Company or one of its Designated Subsidiaries.

(j) “Exercise Date” shall mean the last business day of each Offering Period of the Plan.
(k) “Exercise Price” shall mean with respect to an Offering Period, an amount equal to 85% of the fair market value (as defined in paragraph 7(b)) of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower.

(l) “Offering Date” shall mean the first business day of each Offering Period of the Plan.
(m) “Offering Period” shall mean a period of six months as set forth in paragraph 4 of the Plan.
(n) “Plan” shall mean this Second Amended and Restated NeuroMetrix, Inc. 2010 Employee Stock Purchase Plan.
(o) “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3. Eligibility.

(a) Any person who has been continuously employed as an Employee for 60 days as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan and further, subject to the requirements of paragraph 5(a) and the limitations imposed by Section 423(b) of the Code. All Employees granted options under the Plan with respect to any Offering Period will have the same rights and privileges under the Plan except for any differences that may be permitted pursuant to Section 423.

(b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of such stock as defined in paragraph 7(b) (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time, or (iii) to purchase more than 12,500 shares (subject to any adjustment pursuant to paragraph 18) of Common Stock in any one Offering Period. Any option granted under the Plan shall be deemed to be modified to the extent necessary to satisfy this paragraph 3(b).

4. Offering Periods.  The Plan shall be implemented by a series of Offering Periods, with a new Offering Period commencing on January 1 and July 1 of each year or the first business day thereafter (or at such other time or times as may be determined by the Board). The initial Offering Period shall commence on July 1, 2010.

5. Participation.
(a) An eligible Employee may become a participant in the Plan by completing an Enrollment Form provided by the Company and filing it with the Company or its designee prior to the applicable Offering Date, unless a later time for filing the Enrollment Form is set by the Board for all eligible Employees with respect to a given Offering Period. The Enrollment Form and its submission may be electronic as directed by the Company. The Enrollment Form shall set forth the percentage of the participant’s Compensation (which shall be not less than 1% and not more than 10%) to be paid as Contributions pursuant to the Plan.

(b) Payroll deductions shall commence with the first payroll following the Offering Date, unless a later time is set by the Board with respect to a given Offering Period, and shall end on the last payroll paid on or prior to the Exercise Date of the Offering Period to which the Enrollment Form is applicable, unless sooner terminated as provided in paragraph 10.

6. Method of Payment of Contributions.
(a) Each participant shall elect to have payroll deductions made on each payroll during the Offering Period in an amount not less than 1% and not more than 10% of such participant’s Compensation on each such payroll; provided that the aggregate of such payroll deductions during the Offering Period shall not exceed 10% of the participant’s aggregate Compensation during said Offering Period (or such other percentage as the Board may establish from time to time before an Offering Date). All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

(b) A participant may discontinue his or her participation in the Plan as provided in paragraph 10, or, on one occasion only during the Offering Period, may decrease, but may not increase, the rate of his or her Contributions during the Offering Period by completing and filing with the Company a new Enrollment Form authorizing a change in the deduction rate. The change in rate shall be effective as of the beginning of the next payroll period following the date of filing of the new Enrollment Form, if the Enrollment Form is completed at least ten business days prior to such date, and, if not, as of the beginning of the next succeeding payroll period.

(c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(b), a participant’s payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equals $21,250. Payroll deductions shall recommence at the rate provided in such participant’s Enrollment Form at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in paragraph 10.

7. Grant of Option.
(a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period a number of shares of the Common Stock determined by dividing such Employee’s Contributions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the applicable Exercise Price; provided however, that such purchase shall be subject to the limitations set forth in paragraphs 3(b) and 12. The fair market value of a share of the Common Stock shall be determined as provided in paragraph 7(b).

(b) The fair market value of the Common Stock on a given date shall be determined by the Board based on (i) if the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last sale price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), on the composite tape or other comparable reporting system or (ii) if the Common Stock is not listed on a national securities exchange and such price is not regularly reported, the mean between the bid and asked prices per share of the Common Stock at the close of trading in the over-the-counter market.

8. Exercise of Option.  Unless a participant withdraws from the Plan as provided in paragraph 10, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of full shares subject to the option will be purchased for him or her at the applicable Exercise Price with the accumulated Contributions in his or her account. If a fractional number of shares results, then such number shall be rounded down to the next whole number and any unapplied cash shall be carried forward to the next Exercise Date, unless the participant requests a cash payment. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

9. Delivery.  Upon the written request of a participant, certificates representing the shares purchased upon exercise of an option will be issued as promptly as practicable after the Exercise Date of each Offering Period to participants who wish to hold their shares in certificate form. Any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full Share shall be retained in the participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in paragraph 10 below. Any other amounts left over in a participant’s account after an Exercise Date shall be returned to the participant.

10. Withdrawal; Termination of Employment.
(a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to the Exercise Date of the Offering Period by giving written notice to the Company or its designee. All of the participant’s Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

(b) Upon termination of the participant’s Continuous Status as an Employee prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under paragraph 14, and his or her option will be automatically terminated.

(c) In the event an Employee fails to remain in Continuous Status as an Employee for at least 20 hours per week during the Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

(d) A participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

11. Interest. No interest shall accrue on the Contributions of a participant in the Plan.
12. Stock.
(a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 174,487 shares, which number includes 21 shares originally reserved under the Plan in 2010, 20 shares added pursuant to the evergreen provision in 2011, 72 shares added pursuant to the evergreen provision in 2012, 52 shares added to the Plan in 2012, 52 shares added pursuant to the evergreen provision in 2013, 52 shares added to the evergreen provision in 2014, 312 shares added to the Plan in 2014, 52 shares added pursuant to the evergreen provision in 2015, 52 shares added pursuant to the evergreen provision in 2016 , 1,250 shares added to the Plan in 2016, 52 shares added pursuant to the evergreen provision in 2017, 15,000 added to the Plan in 2018, 2,500 shares added pursuant to the evergreen provision in 2019, 2,500 shares added pursuant to the evergreen provision in 2020, 2,500 added pursuant to the evergreen provision in 2021 and 150,000 added to the plan in 2021 plus an annual increase on the first day of each of the Company’s fiscal years beginning on the first day of each of the Company’s fiscal years beginning in 2022, equal to the lesser of (i) 50,000 shares, (ii) 1 percent of the shares of Common Stock outstanding on the last day of the immediately preceding fiscal year, or (iii) such lesser number of shares as is determined by the Board, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18.2.[1] If the total number of shares which would otherwise be subject to options granted pursuant to paragraph 7(a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised), the Company shall make a pro rata allocation of the shares remaining available for option grants in as uniform a manner as shall be practicable and as it shall determine to be equitable. Any amounts remaining in an Employee’s account not applied to the purchase of shares pursuant to this paragraph 12 shall be refunded on or promptly after the Exercise Date. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

(b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.
13. Administration.  The Board shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

[1]The number of shares reserved and available for issuance under the Plan as well as all other share numbers in the Plan have been adjusted for the one-for-four reverse stock split on July 15, 2004, the one-for-six reverse stock split on September 1, 2011, the one-for-six reverse stock split on February 15, 2013, the one-for-four reverse stock split on December 1, 2015, the one-for-eight reverse stock split on May 11, 2017 and the one-for-ten reverse split on November 19, 2019.

14. Designation of Beneficiary.
(a) A participant may designate a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of the Offering Period but prior to delivery to him or her of such shares and cash. In addition, a participant may designate a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to the Exercise Date of the Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Beneficiary designations shall be made either in writing or by electronic delivery as directed by the Company.

(b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by submission of the required notice, which may be electronic. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. Transferability.  Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10.

16. Use of Funds.  All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

17. Reports.  Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

18. Adjustments Upon Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by unexercised options under the Plan and the number of shares of Common Stock which have been authorized for issuance under the Plan but are not yet subject to options under paragraph 12(a), the number of shares of Common Stock set forth in paragraph 12(a)(i) (collectively, the “Reserves”), the maximum number of shares of Common Stock that may be purchased by a participant in an Offering Period set forth in paragraph 3(b), as well as the price per share of Common Stock covered by each unexercised option under the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

In the event of the proposed dissolution or liquidation of the Company, an Offering Period then in progress will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger, consolidation or other capital reorganization of the Company with or into another corporation, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in paragraph 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets, merger or other reorganization, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the sale of assets, merger or other reorganization, the consideration (whether stock, cash or other securities or property) received in the sale of assets, merger or other reorganization by holders of Common Stock for each share of Common Stock held on the effective date of such transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in such transaction was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets, merger or other reorganization.

The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

19. Amendment or Termination.
(a) The Board may at any time terminate or amend the Plan. Except as provided in paragraph 18, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant provided that an Offering Period may be terminated by the Board on an Exercise Date or by the Board’s setting a new Exercise Date with respect to an Offering Period then in progress if the Board determines that termination of the Offering Period is in the best interests of the Company and the stockholders or if continuation of the Offering Period would cause the Company to incur adverse accounting charges in the generally-accepted accounting rules applicable to the Plan. In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

(b) Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan.

20. Notices.  All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. Conditions Upon Issuance of Shares.  Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22. Information Regarding Disqualifying Dispositions.  By electing to participate in the Plan, each participant agrees to provide any information about any transfer of shares of Common Stock acquired under the Plan that occurs within two years after the first business day of the Offering Period in which such shares were acquired as may be requested by the Company or any Subsidiaries in order to assist it in complying with the tax laws.

23. Right to Terminate Employment.  Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any Employee the right to continue in the employment of the Company or any Subsidiary, or affect any right which the Company or any Subsidiary may have to terminate the employment of such Employee.

24. Rights as a Stockholder.  Neither the granting of an option nor a deduction from payroll shall constitute an Employee the owner of shares covered by an option. No Employee shall have any right as a stockholder unless and until an option has been exercised, and the shares underlying the option have been registered in the Company’s share register.

25. Term of Plan. The Plan became effective upon its adoption by the Board on April 6, 2010 and shall continue in effect for a term of twenty years unless sooner terminated under paragraph 19.
26. Applicable Law. This Plan shall be governed in accordance with the laws of the State of Delaware, applied without giving effect to any conflict-of-law principles.

DATE APPROVED BY BOARD OF DIRECTORS: APRIL 6, 2010
DATE APPROVED BY STOCKHOLDERS: MAY 13, 2010
DATE AMENDED AND RESTATED PLAN APPROVED BY BOARD OF DIRECTORS: MARCH 30, 2012
DATE AMENDED AND RESTATED PLAN APPROVED BY STOCKHOLDERS: MAY 6, 2012
DATE SECOND AMENDED AND RESTATED PLAN APPROVED BY BOARD OF DIRECTORS: MARCH 25, 2014 DATE SECOND AMENDED AND RESTATED PLAN APPROVED BY STOCKHOLDERS: MAY 6, 2014

DATE THIRD AMENDED AND RESTATED PLAN APPROVED BY BOARD OF DIRECTORS: MARCH 11, 2016
DATE THIRD AMENDED AND RESTATED PLAN APPROVED BY STOCKHOLDERS: MAY 3, 2016
DATE FOURTH AMENDED AND RESTATED PLAN APPROVED BY BOARD OF DIRECTORS: MARCH 1, 2018
DATE FOURTH AMENDED AND RESTATED PLAN APPROVED BY STOCKHOLDERS: MAY 1, 2018
DATE FIFTH AMENDED AND RESTATED PLAN APPROVED BY BOARD OF DIRECTORS: FEBRUARY 23, 2021
DATE FIFTH AMENDED AND RESTATED PLAN APPROVED BY STOCKHOLDERS: [ ], 2021

NEUROMETRIX, INC.

Annual Meeting of Stockholders April 27, 2021

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all other prior proxies, hereby appoints Shai N. Gozani, M.D., Ph.D. and Thomas T. Higgins and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all shares of common stock, par value $0.0001 per share, of NeuroMetrix, Inc. (the "Corporation") registered in the name provided in this Proxy which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, to be held in a virtual format only on Tuesday, April 27, 2021 at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof, with all powers the undersigned would possess if present, upon the matters set forth in the Notice of Annual Meeting of Stockholders and related Proxy Statement dated March 16, 2021, a copy of which has been received by the undersigned. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. Attendance by the undersigned at the meeting or at any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned affirmatively indicates at the meeting the intention of the undersigned to vote said shares in person. In order to attend the meeting, you must register at http://viewproxy.com/neurometrix/2021/htype.asp by 11:59 p.m. Eastern time on April 22, 2021. On the day of the meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations.

CONTINUED AND TO BE SIGNED ON REVERSE

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEES AND FOR PROPOSALS 2, 3 AND 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Proposal to elect two members to the Board of Directors as Class II Directors, to serve until the Corporation's 2024 annual meeting of stockholders and until their respective successors have been duly elected and qualified or until their earlier death, resignation or removal.

	FOR	WITHHOLD AUTHORITY
01. Shai N. Gozani, M.D., Ph.D.	☐	☐
02. David Van Avermaete	☐	☐

VIRTUAL CONTROL NUMBER

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   ☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

   ☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

   ☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Date: ______________________________

____
Signature

____
Signature (if held jointly)

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

VIRTUAL CONTROL NUMBER

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PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:
Go to
www.AALvote.com/nuro

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:
Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.